Exhibit 99.2

Quarterly Supplemental

3rd Quarter 2021

WHOLE FOODS MARKET
ORVIS
Publix
FOOD & PHARMACY
TARKA
INDIAN KITCHEN
The Market At SPRINGWOODS VILLAGE

Mellody Farm
Chicago, IL

The Crossing Clarendon
Washington, D.C.

Waterstone Plaza
Miami, FL

Market at Springwoods Village
Houston, TX

Investor Relations
irinfo@RegencyCenters.com
One Independent Drive, Suite 114
Jacksonville, FL 32202
904 598 7000
RegencyCenters.com

Regency Centers.

Table of Contents

September 30, 2021

Forward-Looking Statements and Non-GAAP Measures Disclosures	i

Earnings Press Release	v

Summary Information:

Summary Financial Information	1

Summary Real Estate Information	2

Financial Information:

Consolidated Balance Sheets	3

Consolidated Statements of Operations	4

Supplemental Details of Operations (Consolidated Only)	5

Supplemental Details of Assets and Liabilities (Real Estate Partnerships Only)	6

Supplemental Details of Operations (Real Estate Partnerships Only)	7

Supplemental Details of Same Property NOI (Pro-Rata)	8

Reconciliations of Non-GAAP Financial Measures and Additional Disclosures	9

Summary of Consolidated Debt	11

Summary of Consolidated Debt Detail	12

Summary of Unsecured Debt Covenants and Leverage Ratios	13

Summary of Unconsolidated Debt	14

Unconsolidated Investments	15

Investment Activity:

Property Transactions	16

Summary of In-Process Developments and Redevelopments	17

Major Developments and Redevelopments Pipeline and Completions	18

Real Estate Information:

Leasing Statistics	19

Average Base Rent by State	20

Average Base Rent by CBSA	21

Significant Tenant Rents	22

Tenant Lease Expirations	23

Portfolio Summary Report by State	24

Additional Disclosures Related to COVID-19 and Forward-Looking Information:

Components of NAV	39

Additional Disclosures Related to COVID-19 Impact	40

Earnings Guidance	42

Reconciliation of Net Income to Nareit FFO	43

Glossary of Terms	44

Forward-Looking Statements and Non-GAAP Measures Disclosures

September 30, 2021

Forward-Looking Statements

Certain statements in this document regarding anticipated financial, business, legal or other outcomes including business and market conditions, outlook and other similar statements relating to Regency’s future events, developments, or financial or operational performance or results, are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and other federal securities laws.  These forward-looking statements are identified by the use of words such as “may,” “will,” “should,” “expect,” “estimate,” “believe,” “intend,” “forecast,” “anticipate,” “guidance,” and other similar language.  However, the absence of these or similar words or expressions does not mean a statement is not forward-looking.  While we believe these forward-looking statements are reasonable when made, forward-looking statements are not guarantees of future performance or events and undue reliance should not be placed on these statements.  Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance these expectations will be attained, and it is possible actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties.

Our operations are subject to a number of risks and uncertainties including, but not limited to risk factors described in our SEC filings.  When considering an investment in our securities, you should carefully read and consider these risks, together with all other information in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and our other filings and submissions to the SEC. If any of the events described in the risk factors actually occur, our business, financial condition or operating results, as well as the market price of our securities, could be materially adversely affected.  Forward-looking statements are only as of the date they are made, and Regency undertakes no duty to update its forward-looking statements except as required by law. These risks and events include, without limitation:

Risk Factors Related to the COVID-19 Pandemic

•

Pandemics or other health crises, such as the COVID-19 pandemic, may adversely affect our tenants’ financial condition, the profitability of our properties, and our access to the capital markets and could have a material adverse effect on our business, results of operations, cash flows and financial condition.

Risk Factors Related to Operating Retail-Based Shopping Centers

•	Economic and market conditions may adversely affect the retail industry and consequently reduce our revenues and cash flow, and increase our operating expenses.
•	Shifts in retail trends, sales, and delivery methods between brick and mortar stores, e-commerce, home delivery, and curbside pick-up may adversely impact our revenues and cash flows.
•	Changing economic and retail market conditions in geographic areas where our properties are concentrated may reduce our revenues and cash flow.
•	Our success depends on the continued presence and success of our “anchor” tenants.
•	A significant percentage of our revenues are derived from smaller “shop space” tenants and our net income may be adversely impacted if our smaller shop tenants are not successful.
•	We may be unable to collect balances due from tenants in bankruptcy.
•	Many of our costs and expenses associated with operating our properties may remain constant or increase, even if our lease income decreases.
•	Compliance with the Americans with Disabilities Act and fire, safety and other regulations may have a negative effect on us.

Risk Factors Related to Real Estate Investments

•	Our real estate assets may decline in value and be subject to impairment losses which may reduce our net income.
•	We face risks associated with development, redevelopment and expansion of properties.
•	We face risks associated with the development of mixed-use commercial properties.
•	We face risks associated with the acquisition of properties.
•	We may be unable to sell properties when desired because of market conditions.
•	Changes in tax laws could impact our acquisition or disposition of real estate.

Supplemental Information	i

Risk Factors Related to the Environment Affecting Our Properties

•	Climate change may adversely impact our properties directly, and may lead to additional compliance obligations and costs as well as additional taxes and fees.
•	Geographic concentration of our properties makes our business more vulnerable to natural disasters, severe weather conditions and climate change.
•	Costs of environmental remediation may impact our financial performance and reduce our cash flow.

Risk Factors Related to Corporate Matters

•	An uninsured loss or a loss that exceeds the insurance coverage on our properties may subject us to loss of capital and revenue on those properties.
•	Failure to attract and retain key personnel may adversely affect our business and operations.
•

The unauthorized access, use, theft or destruction of tenant or employee personal, financial or other data or of Regency’s proprietary or confidential information stored in our information systems or by third parties on our behalf could impact our reputation and brand and expose us to potential liability and loss of revenues.

Risk Factors Related to Our Partnerships and Joint Ventures

•	We do not have voting control over all of the properties owned in our co-investment partnerships and joint ventures, so we are unable to ensure that our objectives will be pursued.
•	The termination of our partnerships may adversely affect our cash flow, operating results, and our ability to make distributions to stock and unit holders.

Risk Factors Related to Funding Strategies and Capital Structure

•	Our ability to sell properties and fund acquisitions and developments may be adversely impacted by higher market capitalization rates and lower NOI at our properties which may dilute earnings.
•	We depend on external sources of capital, which may not be available in the future on favorable terms or at all.
•	Our debt financing may adversely affect our business and financial condition.
•	Covenants in our debt agreements may restrict our operating activities and adversely affect our financial condition.
•	Increases in interest rates would cause our borrowing costs to rise and negatively impact our results of operations.
•	Hedging activity may expose us to risks, including the risks that a counterparty will not perform and that the hedge will not yield the economic benefits we anticipate, which may adversely affect us.
•

The interest rates on our Unsecured Credit facilities as well as on our variable rate mortgages and interest rate swaps might change based on changes to the method in which LIBOR or its replacement rate is determined.

Risk Factors Related to the Market Price for Our Securities

•	Changes in economic and market conditions may adversely affect the market price of our securities.
•	There is no assurance that we will continue to pay dividends at historical rates.

Risk Factors Relating to the Company’s Qualification as a REIT

•	If the Company fails to qualify as a REIT for federal income tax purposes, it would be subject to federal income tax at regular corporate rates.
•	Dividends paid by REITs generally do not qualify for reduced tax rates.
•	Certain foreign stockholders may be subject to U.S. federal income tax on gain recognized on a disposition of our common stock if we do not qualify as a “domestically controlled” REIT.
•	Legislative or other actions affecting REITs may have a negative effect on us.
•	Complying with REIT requirements may limit our ability to hedge effectively and may cause us to incur tax liabilities.

Supplemental Information	ii

Risks Related to the Company’s Common Stock

•	Restrictions on the ownership of the Company’s capital stock to preserve its REIT status may delay or prevent a change in control.
•	The issuance of the Company's capital stock may delay or prevent a change in control.
•	Ownership in the Company may be diluted in the future.

Non-GAAP Measures Disclosures

We believe these non-GAAP measures provide useful information to our Board of Directors, management and investors regarding certain trends relating to our financial condition and results of operations. Our management uses these non-GAAP measures to compare our performance to that of prior periods for trend analyses, purposes of determining management incentive compensation and budgeting, forecasting and planning purposes.

We do not consider non-GAAP measures an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is they may exclude significant expense and income items that are required by GAAP to be recognized in our consolidated financial statements. In addition, they reflect the exercise of management’s judgment about which expense and income items are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, reconciliations of the non-GAAP financial measures we use to their most directly comparable GAAP measures are provided. Non-GAAP financial measures should not be relied upon in evaluating the financial condition, results of operations or future prospects of the Company.

The pro-rata information provided is not, and is not intended to be, presented in accordance with GAAP.  The pro-rata supplemental details of assets and liabilities and supplemental details of operations reflect our proportionate economic ownership of the assets, liabilities and operating results of the properties in our portfolio.

•	The items labeled as "Consolidated" are prepared on a basis consistent with the Company's consolidated financial statements as filed with the SEC on the most recent Form 10-Q or 10-K, as applicable.

•

The columns labeled "Share of JVs" represent our ownership interest in our unconsolidated (equity method) investments in real estate partnerships, and was derived on a partnership by partnership basis by applying to each financial statement line item our ownership percentage interest used to arrive at our share of investments in real estate partnerships and equity in income or loss of investments in real estate partnerships during the period when applying the equity method of accounting to each of our unconsolidated partnerships.

•

A similar calculation was performed for the amounts in columns labeled ''Noncontrolling Interests”, which represent the limited partners’ interests in consolidated partnerships attributable to each financial statement line item.

We do not control the unconsolidated partnerships, and the presentations of the assets and liabilities and revenues and expenses do not necessarily represent our legal claim to such items. The partners are entitled to profit or loss allocations and distributions of cash flows according to the operating agreements, which generally provide for such allocations according to their invested capital. Our share of invested capital establishes the ownership interest we use to prepare our pro-rata share.

The presentation of pro-rata financial information has limitations as an analytical tool. Some of these limitations include, but are not limited to the following:

•

The amounts shown on the individual line items were derived by applying our overall economic ownership interest percentage determined when applying the equity method of accounting or allocating noncontrolling interests, and do not necessarily represent our legal claim to the assets and liabilities, or the revenues and expenses; and

•	Other companies in our industry may calculate their pro-rata interests differently, limiting the comparability of pro-rata information.

Because of these limitations, the supplemental details of assets and liabilities and supplemental details of operations should not be considered independently or as a substitute for our financial statements as reported under GAAP. We compensate for these limitations by relying primarily on our GAAP results and using the pro-rata details as a supplement.

Supplemental Information	iii

The following non-GAAP measures, as defined in the Glossary of Terms, are commonly used by management and the investing public to understand and evaluate our operating results and performance:

•

Nareit Funds From Operations (Nareit FFO):  The Company believes Nareit FFO provides a performance measure that, when compared year over year, reflects the impact on operations from trends in percent leased, rental rates, operating costs, acquisition and development activities, and financing costs. The Company provides a reconciliation of Net Income Attributable to Common Stockholders to Nareit FFO.

•

Net Operating Income (NOI):  The Company believes NOI provides useful information to investors to measure the operating performance of its portfolio of properties. The Company provides a reconciliation of Net Income Attributable to Common Stockholders to pro-rata NOI.

•

Core Operating Earnings:  The Company believes Core Operating Earnings, which excludes certain non-cash and non-comparable items from the computation of Nareit FFO that affect the Company's period-over-period performance, is useful to investors because it is more reflective of the core operating performance of its portfolio of properties. The Company provides a reconciliation of Nareit FFO to Core Operating Earnings.

•

Same Property NOI:  The Company provides disclosure of NOI on a same property basis because it believes the measure provides investors with additional information regarding the operating performances of comparable assets. Same Property NOI excludes all development, non-same property and corporate level revenue and expenses. The Company also provides disclosure of NOI excluding termination fees, which excludes both termination fee income and expenses.

Supplemental Information	iv

NEWS RELEASE For immediate release Christy McElroy 904 598 7616 ChristyMcElroy@regencycenters.com

Regency Centers Reports Third Quarter 2021 Results

JACKSONVILLE, FL (November 4, 2021) – Regency Centers Corporation (“Regency” or the “Company”) (Nasdaq:REG) today reported financial and operating results for the period ended September 30, 2021. For the three months ended September 30, 2021, Net Income was $0.69 per diluted share, compared to $0.07 per diluted share for the three months ended September 30, 2020.

Third Quarter 2021 Highlights

•	Reported Nareit FFO of $1.12 per diluted share for the third quarter
•	Updated 2021 Nareit FFO guidance to a range of $3.93 – $3.97 per diluted share
•	Reported that Same Property Net Operating Income (“NOI”), excluding lease termination fees, increased 24.4% during the third quarter over the same period a year ago
•	Increased percent leased by 90 basis points sequentially to 93.8% in the Same Property portfolio as of September 30, 2021
•	Collected 98% of third quarter pro-rata billed base rent, as of November 1, 2021
•	Executed 2.0 million square feet of comparable new and renewal leases during the third quarter at a blended rent spread of +5.1%
•	Completed property dispositions of $47 million, at Regency’s share of gross sales price
•	Completed the acquisition of its partner’s 80% interest in the seven-property USAA Joint Venture (“USAA JV”) portfolio for $178 million
•	Achieved pro-rata net debt-to-operating EBITDAre of 5.0x at September 30, 2021

Subsequent Highlights

•

On November 2, 2021, Regency’s Board of Directors (the “Board”) declared a quarterly cash dividend on the Company’s common stock of $0.625 per share, an increase of 5% from the prior quarterly dividend

•	The Company is currently under contract to acquire Blakeney Shopping Center in South Charlotte, North Carolina, for $181 million, with the transaction expected to close in the fourth quarter

“We are very pleased with another quarter of solid results and continued improvement in operating trends, further accelerating our path to recovery. The dividend increase reflects our confidence in the recovery of NOI and balance sheet strength to pre-pandemic levels, as well as a return to sustained growth over the long term,” said Lisa Palmer, President and Chief Executive Officer. “We remain committed to maximizing cash flow growth while enhancing portfolio value within our development pipeline and in our pursuit of additional accretive investment opportunities.”

Financial Results

Net Income

•

For the three months ended September 30, 2021, Net Income Attributable to Common Stockholders (“Net Income”) was $117.4 million, or $0.69 per diluted share, compared to Net Income of $12.7 million, or $0.07 per diluted share, for the same period in 2020.

Supplemental Information	v

Nareit FFO

•

For the three months ended September 30, 2021, Nareit Funds From Operations (“Nareit FFO”) was $192.6 million, or $1.12 per diluted share, compared to $101.7 million, or $0.60 per diluted share, for the same period in 2020.

•

Favorable recovery of uncollectible lease income associated with tenants on a cash basis of accounting positively impacted revenues in the third quarter by $10.4 million at Regency’s share, or $0.06 per diluted share, including the collection of 2020 reserves of $8.8 million, or $0.05 per diluted share. For additional detail on the composition of uncollectible lease income, please refer to page 33 of the third quarter 2021 supplemental disclosure.

•

Straight-line rental income in the third quarter benefitted from the reversal of straight-line rent reserves triggered by the conversion of some cash basis tenants back to accrual accounting, as reflected in positive uncollectible straight-line rent of $4.3 million, or $0.03 per diluted share. Straight-line rental income is excluded from the calculation of Core Operating Earnings.

•

The Company recognized promote income in the third quarter of $13.6 million, or $0.08 per diluted share, triggered by the liquidation of the USAA JV. Promote income is excluded from the calculation of Core Operating Earnings as it is a non-comparable item.

Core Operating Earnings

•

For the three months ended September 30, 2021, Core Operating Earnings was $163.9 million, or $0.96 per diluted share, compared to $117.4 million, or $0.69 per diluted share, for the same period in 2020.

Portfolio Performance

Same Property NOI

•	Third quarter 2021 pro-rata Same Property Net Operating Income (“NOI”), excluding termination fees, increased by 24.4% compared to the same period in 2020.

Leased Occupancy

•	As of September 30, 2021, Regency’s wholly-owned portfolio plus its pro-rata share of co-investment partnerships, was 93.5% leased.
•

As of September 30, 2021, Regency’s Same Property portfolio was 93.8% leased, an increase of 90 basis points sequentially, including a benefit of 40 basis points due to the sale of the vacant former Sears building at Hancock Center during the third quarter.

o

Same Property anchor percent leased, which includes spaces greater than or equal to 10,000 square feet, was 96.5%, an increase of 110 basis points sequentially, including a benefit of 70 basis points due to the aforementioned sale of the vacant former Sears.

o	Same Property shop percent leased, which includes spaces less than 10,000 square feet, was 89.3%, an increase of 60 basis points sequentially.

Leasing Activity

•	For the three months ended September 30, 2021, Regency executed approximately 2.0 million square feet of comparable new and renewal leases at blended rent spreads of +5.1%.
•	For the trailing twelve months, the Company executed approximately 7.0 million square feet of comparable new and renewal leases at blended rents spreads of +2.3%.

COVID-19 Update

•	As of November 1, 2021, the Company collected 98% of third quarter pro-rata base rent.
•

Additional information regarding COVID-19 impacts can be found in the “Business Update” presentation, posted on the Company’s website at investors.regencycenters.com, as well as on pages 33 and 34 of the third quarter 2021 supplemental disclosure.

Supplemental Information	vi

Portfolio Enhancement and Capital Allocation

Developments and Redevelopments

•

As of September 30, 2021, Regency’s in-process development and redevelopment projects had estimated net project costs of $327 million and estimated remaining costs to complete of $144 million, each at the Company’s share.

•	During the third quarter, Regency completed the redevelopment project at Bloomingdale Square, a Publix-anchored shopping center in Tampa, Florida, with total pro-rata costs of $21.3 million.

Property Transactions

•

As previously disclosed, on August 1, 2021, Regency completed the acquisition of its partner’s 80% interest in the seven-property USAA JV portfolio for $178 million, including the $84 million assumption of the partner’s share of mortgage debt outstanding. The USAA JV structure was liquidated following the completion of the acquisition.

•

During the third quarter, the Company closed on the sales of the non-income producing former Sears building at Hancock Center in Austin, Texas, and Parnassus Heights Medical Center in San Francisco, California, at a total sales price of $47 million, at Regency’s share.

•	The Company is currently under contract to acquire Blakeney Shopping Center in South Charlotte, North Carolina, for $181 million, with the transaction expected to close in the fourth quarter.

Balance Sheet

•

As previously disclosed, in the second quarter of 2021, Regency entered into forward sale agreements in connection with its ATM program to sell an aggregate of 2.3 million shares of common stock at an average gross price of $64.59 per share.

o	During the third quarter, the Company settled 1.3 million shares under the forward sale agreements, and received net proceeds of approximately $83 million.
•	As of September 30, 2021, the Company had full capacity available under its $1.2 billion revolving credit facility.
•	As of September 30, 2021, Regency’s pro-rata net debt-to-operating EBITDAre ratio was 5.0x.

Dividend

•

On November 2, 2021, Regency’s Board declared a quarterly cash dividend on the Company’s common stock of $0.625 per share, representing a sequential increase of 5%. The dividend is payable on January 5, 2022, to shareholders of record as of December 16, 2021.

Supplemental Information	vii

2021 Guidance

Regency Centers provided updated 2021 guidance concurrently with the third quarter 2021 earnings release, as summarized in the table below.

Full Year 2021 Guidance
All figures pro-rata and in thousands, except per share data
	Current	Previous

Net Income Attributable to Common Stockholders per diluted share	$2.15 - $2.19	$1.95 - $2.03

Nareit Funds From Operations (“Nareit FFO”) per diluted share	$3.93 - $3.97	$3.74 - $3.82

Core Operating Earnings per diluted share (1)	$3.64 - $3.68	$3.50 - $3.58

Same Property Net Operating Income ("SPNOI") Growth (ex. termination fees)	+15.5% to +16.5%	+13.5% to +15.5%
Included Impact of 2020 Reserve Collection on SP NOI Range	+650bps	+650bps

Certain Non-Cash Items (2)	+/- $36,000	+/- $28,500

Net G&A expense	$75,000 - $76,000	$77,000 - $79,000

Net interest expense	$165,500 - $166,500	$165,500 - $166,500

Recurring Third Party Fees & Commissions	$24,500 - $25,500	$24,500 - $25,500

Transaction Income (JV Promote)	$13,589	+/- $13,000

Development and Redevelopment Spend	+/- $150,000	+/- $150,000

Acquisitions	+/- $359,000	+/- $178,000
Cap rate (weighted average)	+/- 5.1%	+/- 5.5%

Dispositions	$193,000 - $279,000	+/- $200,000
Cap rate (weighted average) (3)	5.0% - 5.5%	5.5% - 6.0%

(1)

Core Operating Earnings excludes certain non-cash items, including straight-line rents, above/below market rent amortization, and amortization of mark-to-market debt, as well as transaction related income/expenses and debt extinguishment charges.

(2)	Includes above and below market rent amortization, straight-line rents, and amortization of mark-to-market debt adjustments.
(3)	Weighted average cap rates exclude non-income producing assets (dispositions of $48 million).

Please refer to the Company’s “Business Update” presentation for additional detail on guidance disclosure, including a reconciliation of Nareit FFO per diluted share from 2020 to 2021, as well as a reconciliation of Same Property NOI from the previous range to the current range. Additional guidance details may also be found in the third quarter 2021 Supplemental Package. All materials are posted on the website at investors.regencycenters.com.

Supplemental Information	viii

Conference Call Information

To discuss Regency’s third quarter results and provide further business updates, management will host a conference call on Friday, November 5, 2021, at 11:00 a.m. ET. Dial-in and webcast information is listed below.

Third Quarter 2021 Earnings Conference Call

Date:Friday, November 5, 2021

Time:11:00 a.m. ET

Dial#:877-407-0789 or 201-689-8562

Webcast:investors.regencycenters.com

Replay

Webcast Archive: Investor Relations page under Events & Webcasts

Reconciliation of Net Income Attributable to Common Stockholders to Nareit FFO and Core Operating

Earnings - Actual (in thousands)

For the Periods Ended September 30, 2021 and 2020	Three Months Ended		Year to Date
	2021	2020	2021	2020
Reconciliation of Net Income to Nareit FFO:

Net Income Attributable to Common Stockholders	$117,406	12,688	$293,552	6,402
Adjustments to reconcile to Nareit Funds From Operations (1):
Depreciation and amortization (excluding FF&E)	81,928	92,188	247,599	281,576
Goodwill impairment	-	-	-	132,128
Gain on sale of real estate	(6,737)	(3,235)	(38,584)	(48,651)
Provision for impairment of real estate	(505)	-	10,586	1,014
Exchangeable operating partnership units	519	57	1,315	29
Nareit Funds From Operations	$192,611	101,698	$514,468	372,498

Reconciliation of Nareit FFO to Core Operating Earnings:

Nareit Funds From Operations	$192,611	101,698	$514,468	372,498
Adjustments to reconcile to Core Operating Earnings (1):
Not Comparable Items
Early extinguishment of debt	-	19,358	-	19,358
Promote income	(13,589)	-	(13,589)	-
Certain Non Cash Items
Straight line rent	(4,004)	(4,098)	(10,294)	(11,828)
Uncollectible straight line rent	(4,376)	8,316	159	31,574
Above/below market rent amortization, net	(6,390)	(7,546)	(18,098)	(30,433)
Debt premium/discount amortization	(368)	(303)	(460)	(1,115)
Core Operating Earnings	$163,884	117,425	$472,186	380,054

Weighted Average Shares For Diluted Earnings per Share	170,589	169,970	170,314	169,356

Weighted Average Shares For Diluted FFO and Core Operating Earnings per Share	171,349	170,735	171,076	170,121
(1)	Includes Regency's consolidated entities and its pro-rata share of unconsolidated co-investment partnerships, net of pro-rata share attributable to noncontrolling interests.

Same property NOI is a key non-GAAP measure used by management in evaluating the operating performance of Regency’s properties. The Company provides a reconciliation of Net Income Attributable to Common Stockholders to pro-rata same property NOI.

Supplemental Information	ix

Reconciliation of Net Income Attributable to Common Stockholders to Pro-Rata Same Property NOI – Actual (in thousands)

For the Periods Ended September 30, 2021 and 2020	Three Months Ended		Year to Date
	2021	2020	2021	2020
Net Income Attributable to Common Stockholders	$117,406	12,688	$293,552	6,402
Less:
Management, transaction, and other fees	(19,671)	(6,142)	(33,419)	(19,084)
Other(1)	(15,125)	(4,982)	(31,184)	(17,368)
Plus:
Depreciation and amortization	75,459	84,808	226,935	259,161
General and administrative	17,789	19,582	58,263	54,489
Other operating expense	812	1,208	2,687	5,025
Other expense	29,463	54,869	67,383	220,933
Equity in income of investments in real estate excluded from NOI (2)	11,023	14,527	49,267	46,888
Net income attributable to noncontrolling interests	1,442	622	3,753	1,699
NOI	218,598	177,180	637,237	558,145

Less non-same property NOI (3)	(1,142)	(2,691)	81	(9,091)

Same Property NOI	$217,456	174,489	$637,318	549,054

Same Property NOI without Termination Fees	$215,424	173,136	$632,910	543,564

Same Property NOI without Termination Fees or Redevelopments	$192,300	156,003	$567,206	487,976
(1)	Includes straight-line rental income and expense, net of reserves, above and below market rent amortization, other fees, and noncontrolling interests.
(2)

Includes non-NOI expenses incurred at our unconsolidated real estate partnerships, such as, but not limited to, straight-line rental income, above and below market rent amortization, depreciation and amortization, interest expense, and real estate gains and impairments.

(3)	Includes revenues and expenses attributable to Non-Same Property, Projects in Development, corporate activities, and noncontrolling interests.

Reported results are preliminary and not final until the filing of the Company’s Form 10-Q with the SEC and, therefore, remain subject to adjustment.

The Company has published forward-looking statements and additional financial information in its third quarter 2021 supplemental information package that may help investors estimate earnings for 2021. A copy of the Company’s third quarter 2021 supplemental information will be available on the Company's website at investors.regencycenters.com or by written request to: Investor Relations, Regency Centers Corporation, One Independent Drive, Suite 114, Jacksonville, Florida, 32202. The supplemental information package contains more detailed financial and property results including financial statements, an outstanding debt summary, acquisition and development activity, investments in partnerships, information pertaining to securities issued other than common stock, property details, a significant tenant rent report and a lease expiration table in addition to earnings and valuation guidance assumptions. The information provided in the supplemental package is unaudited and includes non-GAAP measures, and there can be no assurance that the information will not vary from the final information in the Company’s Form 10-Q for the period-ended September 30, 2021. Regency may, but assumes no obligation to, update information in the supplemental package from time to time.

About Regency Centers Corporation (Nasdaq: REG)

Regency Centers is the preeminent national owner, operator, and developer of shopping centers located in suburban trade areas with compelling demographics. Our portfolio includes thriving properties merchandised with highly productive grocers, restaurants, service providers, and best-in-class retailers that connect to their neighborhoods, communities, and customers. Operating as a fully integrated real estate company, Regency Centers is a qualified real estate investment trust (REIT) that is self-administered, self-managed, and an S&P 500 Index member. For more information, please visit RegencyCenters.com.

###

Supplemental Information	x

Summary Financial Information

September 30, 2021

(in thousands, except per share data)

	Three Months Ended		Year to Date
	2021	2020	2021	2020
Financial Results

Net income attributable to common stockholders (page 4)	$117,406	$12,688	$293,552	$6,402
Net income per diluted share	$0.69	$0.07	$1.72	$0.04

Nareit Funds From Operations (Nareit FFO) (page 9)	$192,611	$101,698	$514,468	$372,498
Nareit FFO per diluted share	$1.12	$0.60	$3.01	$2.19

Core Operating Earnings (page 9)	$163,884	$117,425	$472,186	$380,054
Core Operating Earnings per diluted share	$0.96	$0.69	$2.76	$2.23

Same Property NOI without termination fees (page 8)	$215,424	$173,136	$632,910	$543,564
% growth	24.4%		16.4%

Operating EBITDAre (page 10)	$207,571	$165,250	$603,735	$522,751

Dividends declared per share and unit	$0.595	$0.595	$1.785	$1.785
Payout ratio of Core Operating Earnings per share (diluted)	62.0%	86.2%	64.7%	80.0%

Diluted share and unit count

Weighted average shares (diluted) - Net income	170,589	169,970	170,314	169,356
Weighted average shares (diluted) - Nareit FFO and Core Operating Earnings	171,349	170,735	171,076	170,121

_________________________________________________________________________________________________

	As of	As of	As of	As of
	9/30/2021	12/31/2020	12/31/2019	12/31/2018
Capital Information

Market price per common share	$67.33	$45.59	$63.09	$58.47

Common shares outstanding	171,209	169,680	167,571	167,905
Exchangeable units held by noncontrolling interests	760	765	746	350

Common shares and equivalents issued and outstanding	171,969	170,445	168,317	168,255

Market equity value of common and convertible shares	$11,578,679	$7,770,596	$10,619,161	$9,837,840

Outstanding debt	$4,266,791	$4,457,742	$4,445,591	$4,241,758
Less: cash	(362,685)	(378,450)	(115,562)	(45,190)
Net debt	$3,904,106	$4,079,292	$4,330,029	$4,196,568

Total market capitalization	$15,482,785	$11,849,888	$14,949,190	$14,034,408

Debt metrics (pro-rata; trailing 12 months "TTM")

Net Debt-to-Operating EBITDAre	5.0x	6.0x	5.4x	5.3x
Fixed charge coverage	4.2x	3.6x	4.3x	4.2x

Supplemental Information	1

Summary Real Estate Information

September 30, 2021

(GLA in thousands)

Wholly Owned and 100% of Co-investment Partnerships	9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020
Number of properties	402	403	406	411	414
Number of retail operating properties	396	396	399	403	407
Number of same properties	394	394	397	393	398
Number of properties in redevelopment	9	10	10	11	12
Number of properties in development (1)	3	3	3	3	2

Gross Leasable Area (GLA) - All properties	50,600	50,901	51,639	51,912	52,155
GLA including retailer-owned stores - All properties	54,270	54,571	55,588	56,000	56,243
GLA - Retail operating properties	50,079	50,234	50,975	51,048	51,238
GLA - Same properties	49,829	49,984	50,724	49,635	50,043
GLA - Properties in redevelopment (2)	2,758	3,016	2,849	2,929	3,062
GLA - Properties in development (1)	281	281	281	281	188

Wholly Owned and Pro-Rata Share of Co-investment Partnerships
GLA - All properties	42,030	41,709	42,001	42,242	42,423
GLA including retailer-owned stores - All properties	45,700	45,379	45,950	46,330	46,511
GLA - Retail operating properties	41,562	41,169	41,462	41,540	41,580
GLA - Same properties (3)	41,312	41,464	41,461	41,428	41,475
Spaces > 10,000 sf (3)	25,768	25,915	25,941	25,879	25,933
Spaces < 10,000 sf (3)	15,544	15,550	15,520	15,549	15,542
GLA - Properties in redevelopment (2)	2,657	2,915	2,748	2,777	2,851
GLA - Properties in development (1)	228	228	228	228	124

% leased - All properties	93.5%	92.5%	92.2%	92.3%	92.9%
% leased - Retail operating properties	93.7%	92.8%	92.5%	92.9%	93.5%
% leased - Same properties (3)	93.8%	92.9%	92.6%	93.0%	93.5%
Spaces > 10,000 sf (3)	96.5%	95.4%	95.1%	95.5%	96.1%
Spaces < 10,000 sf (3)	89.3%	88.7%	88.3%	88.7%	89.3%
Average % leased - Same properties (3)	93.0%	92.7%	92.7%	94.3%	94.6%
% commenced - Same properties (3) (4)	91.5%	90.9%	90.8%	91.2%	91.5%

Same property NOI growth - YTD (see page 8)	16.1%	12.1%	-2.4%	-11.0%	-11.3%
Same property NOI growth without termination fees - YTD (see page 8)	16.4%	12.8%	-1.6%	-11.6%	-11.9%
Same property NOI growth without termination fees or redevelopments - YTD (see page 8)	16.2%	13.0%	-1.6%	-11.3%	-11.5%
Rent spreads - Trailing 12 months (5) (see page 19)	2.3%	1.2%	1.2%	2.2%	5.7%

(1)	Includes current ground up developments.
(2)	Represents entire center GLA rather than redevelopment portion only. Included in Same Property pool unless noted otherwise.
(3)	Prior periods adjusted for current same property pool.
(4)	Excludes leases that are signed but have not yet commenced.
(5)	Retail operating properties only. Rent spreads are calculated on a comparable-space, cash basis for new and renewal leases executed.

Supplemental Information	2

Consolidated Balance Sheets

September 30, 2021 and December 31, 2020

(in thousands)

	2021	2020
	(unaudited)
Assets
Net real estate investments:
Real estate assets at cost	$11,302,487	$11,101,858
Less: accumulated depreciation	2,149,681	1,994,108
	9,152,806	9,107,750
Investments in real estate partnerships	379,704	467,155
Net real estate investments	9,532,510	9,574,905

Properties held for sale	22,077	33,934
Cash, cash equivalents, and restricted cash	362,685	378,450
Tenant and other receivables (1)	139,287	143,633
Deferred leasing costs, net	68,049	67,910
Acquired lease intangible assets, net	173,926	188,799
Right of use assets	284,317	287,827
Other assets	271,052	261,446

Total assets	$10,853,903	$10,936,904

Liabilities and Equity
Liabilities:
Notes payable	$3,749,273	$3,658,405
Unsecured credit facilities	-	264,679
Total notes payable	3,749,273	3,923,084

Accounts payable and other liabilities	327,710	302,361
Acquired lease intangible liabilities, net	361,411	377,712
Lease liabilities	218,776	220,390
Tenants' security, escrow deposits, and prepaid rent	53,269	55,210
Total liabilities	4,710,439	4,878,757

Equity:
Stockholders' Equity:
Common stock, $.01 par	1,712	1,697
Additional paid in capital	7,857,295	7,767,646
Accumulated other comprehensive (loss)	(12,618)	(18,625)
Distributions in excess of net income	(1,775,668)	(1,765,806)
Total stockholders' equity	6,070,721	5,984,912
Noncontrolling Interests:
Exchangeable operating partnership units	35,612	35,727
Limited partners' interest	37,131	37,508
Total noncontrolling interests	72,743	73,235
Total equity	6,143,464	6,058,147

Total liabilities and equity	$10,853,903	$10,936,904

(1)	For additional details, see Supplemental COVID-19 Disclosure on pages 40 & 41.

These consolidated balance sheets should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Supplemental Information	3

Consolidated Statements of Operations

For the Periods Ended September 30, 2021 and 2020

(in thousands)

(unaudited)

	Three Months Ended		Year to Date
	2021	2020	2021	2020
Revenues:
Lease income (1)	$283,303	234,541	$826,390	731,630
Other property income	4,401	2,261	9,428	7,001
Management, transaction, and other fees	19,671	6,142	33,419	19,084
Total revenues	307,375	242,944	869,237	757,715

Operating Expenses:
Depreciation and amortization	75,459	84,808	226,935	259,161
Operating and maintenance	43,468	41,345	135,616	123,746
General and administrative	17,789	19,582	58,263	54,489
Real estate taxes	35,779	35,938	107,392	108,618
Other operating expense	812	1,208	2,687	5,025
Total operating expenses	173,307	182,881	530,893	551,039

Other Expense (Income):
Interest expense, net	35,993	40,794	108,741	118,605
Goodwill impairment	-	-	-	132,128
Provision for impairment of real estate, net of tax	(20)	-	115	1,014
Gain on sale of real estate, net of tax	(6,719)	(3,237)	(38,198)	(48,690)
Early extinguishment of debt	-	19,358	-	19,358
Net investment loss (income)	209	(2,046)	(3,275)	(1,482)
Total other expense	29,463	54,869	67,383	220,933

Income (loss) from operations before equity in income of
investments in real estate partnerships	104,605	5,194	270,961	(14,257)

Equity in income of investments in real estate partnerships	14,243	8,116	26,344	22,358

Net income	118,848	13,310	297,305	8,101

Noncontrolling Interests:
Exchangeable operating partnership units	(519)	(57)	(1,315)	(29)
Limited partners' interests in consolidated partnerships	(923)	(565)	(2,438)	(1,670)
Income attributable to noncontrolling interests	(1,442)	(622)	(3,753)	(1,699)

Net income attributable to common stockholders	$117,406	12,688	$293,552	6,402

(1)	For additional details, see Supplemental COVID-19 Disclosure on pages 40 & 41.

These consolidated statements of operations should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Supplemental Information	4

Supplemental Details of Operations (Consolidated Only)

For the Periods Ended September 30, 2021 and 2020

(in thousands)

		Three Months Ended		Year to Date
		2021	2020	2021	2020
	Revenues:
*	Base rent	$192,433	191,188	$570,602	580,801
*	Recoveries from tenants	62,234	60,743	193,079	186,131
*	Percentage rent	1,271	1,027	5,386	5,278
*	Termination Fees	1,804	1,288	3,856	3,810
*	Uncollectible lease income	9,198	(26,147)	18,093	(65,991)
*	Other lease income	2,341	2,097	7,316	6,186
	Straight line rent on lease income	7,565	(3,466)	9,598	(15,692)
	Above/below market rent amortization	6,457	7,811	18,460	31,107
	Lease income (1)	283,303	234,541	826,390	731,630

*	Other property income	4,401	2,261	9,428	7,001

	Property management fees	3,450	3,598	10,974	10,830
	Asset management fees	1,709	1,656	5,143	5,250
	Leasing commissions and other fees	923	888	3,713	3,004
	Transaction fees	13,589	-	13,589	-
	Management, transaction, and other fees	19,671	6,142	33,419	19,084

	Total revenues	307,375	242,944	869,237	757,715

	Operating Expenses:
	Depreciation and amortization (including FF&E)	75,459	84,808	226,935	259,161

*	Operating and maintenance	39,861	37,571	122,783	112,158
*	Ground rent	2,802	2,724	8,473	8,463
*	Termination expense	-	187	1,874	525
	Straight line rent on ground rent	418	443	1,270	1,340
	Above/below market ground rent amortization	387	420	1,216	1,260
	Operating and maintenance	43,468	41,345	135,616	123,746

	Gross general & administrative	17,483	16,192	54,499	49,195
	Stock-based compensation	3,425	3,372	9,468	10,964
	Capitalized direct development compensation costs	(2,970)	(1,828)	(8,411)	(7,142)
	General & administrative, net	17,938	17,736	55,556	53,017
	(Gain) loss on deferred compensation plan (2)	(149)	1,846	2,707	1,472
	General & administrative	17,789	19,582	58,263	54,489

*	Real estate taxes	35,779	35,938	107,392	108,618

	Other expenses	738	547	2,447	2,449
	Development pursuit costs	74	661	240	2,576
	Other operating expenses	812	1,208	2,687	5,025

	Total operating expenses	173,307	182,881	530,893	551,039

	Other Expense (Income):
	Gross interest expense	36,167	39,980	107,607	116,187
	Derivative amortization	109	1,023	328	4,219
	Debt cost amortization	1,396	1,502	4,770	4,306
	Debt premium/discount amortization	(377)	(314)	(489)	(1,145)
	Capitalized interest	(1,147)	(1,141)	(3,012)	(3,590)
	Interest income	(155)	(256)	(463)	(1,372)
	Interest expense, net	35,993	40,794	108,741	118,605

	Provision for impairment of real estate, net of tax	(20)	-	115	1,014
	Goodwill impairment	-	-	-	132,128
	Gain on sale of real estate, net of tax	(6,719)	(3,237)	(38,198)	(48,690)
	Early extinguishment of debt	-	19,358	-	19,358
	Net investment loss (income) (2)	209	(2,046)	(3,275)	(1,482)

	Total other expense	29,463	54,869	67,383	220,933

*	Component of Net Operating Income
(1)	For additional details, see Supplemental COVID-19 Disclosure on pages 40 & 41.
(2)

The change in value of participant obligations within Regency’s non-qualified deferred compensation plan is included in General and administrative expense, which is offset by changes in value of assets held in the plan which is included in Net investment income.

These consolidated supplemental details of operations should be read in conjunction with the Company’s most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Supplemental Information	5

Supplemental Details of Assets and Liabilities (Real Estate Partnerships Only)

September 30, 2021 and December 31, 2020

(in thousands)

	Noncontrolling Interests		Share of JVs
	2021	2020	2021	2020
Assets
Real estate assets at cost	$(87,079)	(88,130)	$1,284,326	1,389,171
Less: accumulated depreciation	(16,862)	(15,252)	437,696	438,374
Net real estate investments	(70,217)	(72,878)	846,630	950,797

Cash, cash equivalents, and restricted cash	(2,760)	(2,676)	21,490	21,588
Tenant and other receivables (1)	(2,055)	(2,213)	21,172	23,133
Deferred leasing costs, net	(1,258)	(1,017)	14,474	14,856
Acquired lease intangible assets, net	(425)	(540)	5,792	9,440
Right of use assets	(1,622)	(1,649)	5,322	5,487
Other assets	(134)	(68)	21,172	18,855

Total assets	$(78,471)	(81,041)	$936,052	1,044,156

Liabilities
Notes payable	$(36,658)	(37,461)	$517,518	534,658
Accounts payable and other liabilities	(2,374)	(3,704)	25,256	24,588
Acquired lease intangible liabilities, net	(127)	(193)	6,056	9,183
Lease liabilities	(1,909)	(1,903)	4,341	4,387
Tenants' security, escrow deposits, and prepaid rent	(272)	(272)	3,177	4,185

Total liabilities	$(41,340)	(43,533)	$556,348	577,001

(1)	For additional details, see Supplemental COVID-19 Disclosure on pages 40 & 41.

Note

Noncontrolling interests represent limited partners' interests in consolidated partnerships' activities and Share of JVs represents the Company's share of co-investment partnerships' activities, of which each are included on a single line presentation in the Company's consolidated financial statements in accordance with GAAP.

Supplemental Information	6

Supplemental Details of Operations (Real Estate Partnerships Only)

For the Periods Ended September 30, 2021 and 2020

(in thousands)

		Noncontrolling Interests				Share of JVs
		Three Months Ended		Year to Date		Three Months Ended		Year to Date
		2021	2020	2021	2020	2021	2020	2021	2020
	Revenues:
*	Base rent	$(1,952)	(1,785)	$(5,901)	(5,400)	$25,129	26,456	$77,316	79,508
*	Recoveries from tenants	(621)	(483)	(1,752)	(1,531)	7,453	8,255	25,602	25,019
*	Percentage rent	-	-	(6)	(3)	147	67	935	815
*	Termination Fees	-	(63)	(11)	(110)	226	66	684	1,723
*	Uncollectible lease income	(81)	163	(193)	434	1,278	(2,516)	1,785	(8,393)
*	Other lease income	(28)	(30)	(90)	(87)	377	353	1,103	1,084
	Straight line rent on lease income	(44)	(54)	(48)	(166)	1,317	(191)	1,827	(2,501)
	Above/below market rent amortization	(48)	(9)	(63)	(72)	378	174	946	687
	Lease income (1)	(2,774)	(2,261)	(8,064)	(6,935)	36,305	32,664	110,198	97,942

*	Other property income	(5)	(1)	(12)	(8)	178	131	255	413

	Asset management fees	-	-	-	-	(268)	(253)	(804)	(823)
	Management, transaction, and other fees	-	-	-	-	(268)	(253)	(804)	(823)

	Total revenues	(2,779)	(2,262)	(8,076)	(6,943)	36,215	32,542	109,649	97,532

	Operating Expenses:
	Depreciation and amortization (including FF&E)	(700)	(588)	(2,114)	(1,840)	7,719	8,510	24,479	25,785

*	Operating and maintenance	(400)	(352)	(1,295)	(1,040)	5,091	5,252	17,045	16,329
*	Ground rent	(28)	(23)	(84)	(85)	93	88	267	269
	Straight line rent on ground rent	(15)	(15)	(47)	(47)	30	30	90	90
	Above/below market ground rent amortization	-	-	-	-	10	10	29	29
	Operating and maintenance	(443)	(390)	(1,426)	(1,172)	5,224	5,380	17,431	16,717

	General & administrative, net	-	-	-	-	67	75	259	263

*	Real estate taxes	(351)	(324)	(974)	(1,027)	4,338	4,829	14,757	14,325

	Other expenses	(15)	(22)	(77)	(60)	148	115	914	655
	Development pursuit costs	-	-	-	-	6	-	12	67
	Other operating expenses	(15)	(22)	(77)	(60)	154	115	926	722

	Total operating expenses	(1,509)	(1,324)	(4,591)	(4,099)	17,502	18,909	57,852	57,812

	Other Expense (Income):
	Gross interest expense	(337)	(357)	(1,012)	(1,125)	4,779	5,367	14,754	16,771
	Debt cost amortization	(10)	(16)	(35)	(49)	185	139	585	523
	Debt premium/discount amortization	-	-	-	-	9	9	29	29
	Interest expense, net	(347)	(373)	(1,047)	(1,174)	4,973	5,515	15,368	17,323

	Provision for impairment of real estate	-	-	-	-	(485)	-	10,471	-
	Loss (Gain) on sale of real estate	-	-	-	-	(18)	2	(386)	39

	Total other expense (income)	(347)	(373)	(1,047)	(1,174)	4,470	5,517	25,453	17,362

*	Component of Net Operating Income
(1)	For additional details, see Supplemental COVID-19 Disclosure on pages 40 & 41.

Note

Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities and Share of JVs represents the Company’s share of co-investment partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP.

Supplemental Information	7

Supplemental Details of Same Property NOI (Pro-Rata)

For the Periods Ended September 30, 2021 and 2020

(in thousands)

	Three Months Ended		Year to Date
	2021	2020	2021	2020
Same Property NOI Detail:

Real Estate Revenues:
Base rent	$215,056	213,692	$641,735	647,215
Recoveries from tenants	69,277	68,157	217,557	208,788
Percentage rent	1,411	1,092	6,311	6,030
Termination fees	2,032	1,353	4,408	5,515
Uncollectible lease income	10,374	(28,464)	19,333	(73,431)
Other lease income	2,707	2,384	8,318	7,099
Other property income	3,722	1,548	7,455	4,845
Total real estate revenues	304,579	259,762	905,117	806,061

Real Estate Operating Expenses:
Operating and maintenance	44,739	42,660	138,446	127,755
Termination expense	-	-	-	25
Real estate taxes	39,591	39,713	120,667	120,266
Ground rent	2,793	2,900	8,686	8,961
Total real estate operating expenses	87,123	85,273	267,799	257,007

Same Property NOI	$217,456	174,489	$637,318	549,054
% change	24.6%		16.1%

Same Property NOI without Termination Fees	$215,424	173,136	$632,910	543,564
% change	24.4%		16.4%

Same Property NOI without Termination Fees or Redevelopments	$192,300	156,003	$567,206	487,976
% change	23.3%		16.2%

Reconciliation of Net Income Attributable to Common Stockholders to Same Property NOI:

Net income attributable to common stockholders	$117,406	12,688	$293,552	6,402
Less:
Management, transaction, and other fees	(19,671)	(6,142)	(33,419)	(19,084)
Other (1)	(15,125)	(4,982)	(31,184)	(17,368)
Plus:
Depreciation and amortization	75,459	84,808	226,935	259,161
General and administrative	17,789	19,582	58,263	54,489
Other operating expense	812	1,208	2,687	5,025
Other expense	29,463	54,869	67,383	220,933
Equity in income of investments in real estate excluded from NOI (2)	11,023	14,527	49,267	46,888
Net income attributable to noncontrolling interests	1,442	622	3,753	1,699
NOI	218,598	177,180	637,237	558,145

Less non-same property NOI (3)	(1,142)	(2,691)	81	(9,091)

Same Property NOI	$217,456	174,489	$637,318	549,054

(1)	Includes straight-line rental income and expense, net of reserves, above and below market rent amortization, other fees, and noncontrolling interests.
(2)

Includes non-NOI income and expenses incurred at our unconsolidated real estate partnerships, such as, but not limited to, straight-line rental income, above and below market rent amortization, depreciation and amortization, interest expense, and real estate gains and impairments.

(3)	Includes revenues and expenses attributable to Non-Same Property, Projects in Development, corporate activities, and noncontrolling interests.

Supplemental Information	8

Reconciliations of Non-GAAP Financial Measures and Additional Disclosures

Wholly Owned and Regency's Pro-rata Share of Co-investment Partnerships

For the Periods Ended September 30, 2021 and 2020

(in thousands, except per share data)

	Three Months Ended		Year to Date
	2021	2020	2021	2020

Reconciliation of Net Income to Nareit FFO:

Net Income Attributable to Common Stockholders	$117,406	12,688	$293,552	6,402
Adjustments to reconcile to Nareit Funds From Operations (1):
Depreciation and amortization (excluding FF&E)	81,928	92,188	247,599	281,576
Goodwill impairment	-	-	-	132,128
Gain on sale of real estate	(6,737)	(3,235)	(38,584)	(48,651)
Provision for impairment of real estate	(505)	-	10,586	1,014
Exchangeable operating partnership units	519	57	1,315	29
Nareit Funds From Operations	$192,611	101,698	$514,468	372,498

Nareit FFO per share (diluted)	$1.12	0.60	$3.01	2.19
Weighted average shares (diluted)	171,349	170,735	171,076	170,121

Reconciliation of Nareit FFO to Core Operating Earnings:
Nareit Funds From Operations	$192,611	101,698	$514,468	372,498
Adjustments to reconcile to Core Operating Earnings (1):
Non Comparable Items
Early extinguishment of debt	-	19,358	-	19,358
Promote income	(13,589)	-	(13,589)	-
Certain Non Cash Items
Straight line rent	(4,004)	(4,098)	(10,294)	(11,828)
Uncollectible straight line rent	(4,376)	8,316	159	31,574
Above/below market rent amortization, net	(6,390)	(7,546)	(18,098)	(30,433)
Debt premium/discount amortization	(368)	(303)	(460)	(1,115)
Core Operating Earnings	$163,884	117,425	$472,186	380,054

Core Operating Earnings per share (diluted)	$0.96	0.69	$2.76	2.23
Weighted average shares (diluted)	171,349	170,735	171,076	170,121

Additional Disclosures:

Other Non Cash Expense (1)
Derivative amortization	$109	1,023	$328	4,219
Debt cost amortization	1,571	1,627	5,320	4,781
Stock-based compensation	3,425	3,372	9,468	10,964
Other Non Cash Expense	$5,105	6,022	$15,116	19,964

Maintenance and Leasing Capital Expenditures (2)
Tenant allowance and landlord work	$8,744	7,734	$22,587	22,892
Building improvements	8,058	5,291	13,797	13,690
Leasing commissions	3,087	1,758	9,644	5,291
Capital Expenditures	$19,889	14,783	$46,028	41,873

(1)

Includes Regency’s consolidated entities and its pro-rata share of unconsolidated co-investment partnerships, net of pro-rata share attributable to noncontrolling interests, which can be found on page 7.

(2)	Includes Regency’s consolidated entities and its pro-rata share of unconsolidated co-investment partnerships.

Supplemental Information	9

Reconciliations of Non-GAAP Financial Measures and Additional Disclosures (continued)

For the Periods Ended September 30, 2021 and 2020

(in thousands)

	Three Months Ended		Year to Date
	2021	2020	2021	2020
Reconciliation of Net Income to Nareit EBITDAre:

Net Income	$118,848	13,310	$297,305	8,101
Adjustments to reconcile to Nareit EBITDAre (1):
Interest expense	41,121	46,565	124,572	137,300
Income tax expense	101	(691)	328	(569)
Depreciation and amortization	83,178	93,318	251,414	284,946
Gain on sale of real estate	(6,737)	(3,235)	(38,584)	(48,651)
Provision for impairment of real estate	(505)	-	10,586	1,014
Goodwill impairment	-	-	-	132,128
Nareit EBITDAre	$236,006	149,267	$645,621	514,269

Reconciliation of Nareit EBITDAre to Operating EBITDAre:

Nareit EBITDAre	$236,006	149,267	$645,621	514,269
Adjustments to reconcile to Operating EBITDAre (1):
Early extinguishment of debt	-	19,358	-	19,358
Transaction income (JV promote)	(13,589)	-	(13,589)	-
Straight line rent, net	(8,408)	4,180	(10,136)	19,629
Above/below market rent amortization, net	(6,438)	(7,555)	(18,161)	(30,505)
Operating EBITDAre	$207,571	165,250	$603,735	522,751

(1)	Includes Regency's consolidated entities and its pro-rata share of unconsolidated co-investment partnerships.

Supplemental Information	10

Summary of Consolidated Debt

September 30, 2021 and December 31, 2020

(in thousands)

Total Debt Outstanding:	9/30/2021	12/31/2020
Notes Payable:
Fixed rate mortgage loans	$473,141	$384,735
Variable-rate mortgage loans	33,236	34,061
Fixed rate unsecured public debt	3,049,903	3,047,715
Fixed rate unsecured private debt	192,993	191,894
Unsecured credit facilities:
Revolving line of credit	-	-
Term Loans	-	264,679
Total	$3,749,273	$3,923,084

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities (1)	Total	Weighted Average Contractual Interest Rate on Maturities
2021	$2,808	27,750	-	30,558	1.03%
2022	11,389	5,848	-	17,237	7.68%
2023	9,695	64,876	-	74,571	3.20%
2024	4,849	90,742	250,000	345,591	3.70%
2025	3,732	40,000	250,000	293,732	3.79%
2026	3,922	88,000	200,000	291,922	3.83%
2027	3,788	137,915	525,000	666,703	3.66%
2028	2,799	170	300,000	302,969	4.13%
2029	22	146	425,000	425,168	2.95%
2030	24	-	600,000	600,024	3.70%
>10 years	28	3	725,000	725,031	4.56%
Unamortized debt premium/(discount), net of issuance costs	-	7,871	(32,104)	(24,233)
	$43,056	463,321	3,242,896	3,749,273	3.81%

Percentage of Total Debt:	9/30/2021	12/31/2020
Fixed	99.1%	99.1%
Variable	0.9%	0.9%

Current Weighted Average Contractual Interest Rates:(2)
Fixed	3.8%	3.7%
Variable	1.1%	1.2%
Combined	3.8%	3.7%

Current Weighted Average Effective Interest Rate:(3)
Combined	4.0%	3.9%

Average Years to Maturity:
Fixed	9.9	10.1
Variable	0.4	1.2

(1)	Includes unsecured public and private placement debt and unsecured revolving line of credit.
(2)	Interest rates are calculated as of the quarter end.
(3)

Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost amortization, interest rate swaps, and facility fees.

Supplemental Information	11

Summary of Consolidated Debt

September 30, 2021 and December 31, 2020

(in thousands)

		Contractual		Effective
Lender	Collateral	Rate		Rate(1)	Maturity	9/30/2021	12/31/2020
Secured Debt - Fixed Rate Mortqaqe Loans
John Hancock Life Insurance Company	Kirkwood Commons	7.68%			10/01/22	$6,703	$7,302
Wells Fargo	Hewlett I	4.41%			01/06/23	9,105	9,235
TD Bank	Black Rock Shopping Center	2.80%			04/01/23	19,124	19,405
State Farm Life Insurance Company	Tech Ridge Center	5.83%			06/01/23	2,393	3,346
American United Life Insurance Company	Westport Plaza	7.49%			08/01/23	1,869	2,098
TD Bank	Brickwalk Shopping Center	3.19%			11/01/23	31,917	32,369
Genworth Life Insurance Company	Aventura, Oakbrook & Treasure Coast	6.50%			02/28/24	7,497	9,525
Prudential Insurance Company of America	4S Commons Town Center	3.50%			06/05/24	82,951	84,191
Ellis Partners	Pruneyard	4.00%			06/30/24	2,200	2,200
Great-West Life & Annuity Insurance Co	Erwin Square	3.78%			09/01/24	10,000	10,000
PNC Bank	Circle Marina Center	2.54%			03/17/25	24,000	24,000
Prudential Insurance Company of America	Country Walk Plaza	3.91%			11/05/25	16,000	16,000
Metropolitan Life Insurance Company	Westbury Plaza	3.76%			02/01/26	88,000	88,000
The Guardian Life Insurance of America	Willa Springs	3.81%			03/01/27	16,700	-
The Guardian Life Insurance of America	Alden Bridge	3.81%			03/01/27	26,000	-
The Guardian Life Insurance of America	Bethany Park Place	3.81%			03/01/27	10,200	-
The Guardian Life Insurance of America	Blossom Valley	3.81%			03/01/27	22,300	-
The Guardian Life Insurance of America	Dunwoody Hall	3.81%			03/01/27	13,800	-
The Guardian Life Insurance of America	Hasley Canyon Village	3.81%			03/01/27	16,000	-
PNC Bank	Fellsway Plaza	4.07%			06/02/27	36,163	36,590
New York Life Insurance	Oak Shade Town Center	6.05%			05/10/28	5,784	6,301
New York Life Insurance	Von's Circle Center	5.20%			10/10/28	5,925	6,434
New York Life Insurance	Copps Hill Plaza	6.06%			01/01/29	10,430	11,258
City of Rollingwood	Shops at Mira Vista	8.00%			03/01/32	195	204
Jefferson Pilot	BridgeMill	7.94%			05/05/21	-	4,012
Reliastar Life Insurance Company	Circle Center West	5.01%			10/01/21	-	9,143
Unamortized premiums on assumed debt of acquired properties, net of issuance costs						7,885	3,122
Total Fixed Rate Mortgage Loans		3.85%		3.74%		$473,141	$384,735

Unsecured Debt
Debt Offering (5/16/14)	Fixed-rate unsecured	3.75%			06/15/24	$250,000	$250,000
Debt Offering (8/17/15)	Fixed-rate unsecured	3.90%			11/01/25	250,000	250,000
Debt Placement (5/11/16)	Fixed-rate unsecured	3.81%			05/11/26	100,000	100,000
Debt Placement (8/11/16)	Fixed-rate unsecured	3.91%			08/11/26	100,000	100,000
Debt Offering (1/17/17)	Fixed-rate unsecured	3.60%			02/01/27	525,000	525,000
Debt Offering (3/9/18)	Fixed-rate unsecured	4.13%			03/15/28	300,000	300,000
Debt Offering (8/13/19)	Fixed-rate unsecured	2.95%			09/15/29	425,000	425,000
Debt Offering (5/13/20)	Fixed-rate unsecured	3.70%			06/15/30	600,000	600,000
Debt Offering (1/17/17)	Fixed-rate unsecured	4.40%			02/01/47	425,000	425,000
Debt Offering (3/6/19)	Fixed-rate unsecured	4.65%			03/15/49	300,000	300,000
Term Loan	Fixed-rate unsecured	2.00%			01/05/22	-	265,000
Revolving Line of Credit	Variable-rate unsecured	LIBOR + 0.865%	(2)		03/23/25	-	-
Unamortized debt discount and issuance costs						(32,104)	(35,712)
Total Unsecured Debt, Net of Discounts		3.83%		3.98%		$3,242,896	$3,504,288

Variable Rate Mortgage Loans
PNC Bank	Market at Springwoods Village	LIBOR + 1.50%			03/28/23	$5,500	$6,350
TD Bank, N.A.	Concord Shopping Plaza	LIBOR + 0.95%			12/21/21	27,750	27,750
TD Bank, N.A.						(14)	(39)
Total Variable Rate Mortgage Loans		1.12%		1.25%		$33,236	$34,061

Total		3.81%		4.05%		$3,749,273	$3,923,084

(1)

Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost amortization, interest rate swaps, and facility and unused fees.

(2)

Rate applies to drawn balance only. Additional annual facility fee of 0.15% applies to entire $1.25 billion line of credit. Maturity is subject to two additional six-month periods at the Company’s option.

Supplemental Information	12

Summary of Unsecured Debt Covenants and Leverage Ratios

September 30, 2021

(in thousands)

Outstanding Unsecured Public Debt:	Origination	Maturity	Rate	Balance
	05/16/14	06/15/24	3.750%	$250,000
	08/17/15	11/01/25	3.900%	$250,000
	01/17/17	02/01/27	3.600%	$525,000
	03/09/18	03/15/28	4.125%	$300,000
	08/20/19	09/15/29	2.950%	$425,000
	05/13/20	06/15/30	3.700%	$600,000
	01/17/17	02/01/47	4.400%	$425,000
	03/06/19	03/15/49	4.650%	$300,000

Unsecured Public Debt Covenants:	Required	9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020
Fair Market Value Calculation Method Covenants (1) (2)
Total Consolidated Debt to Total Consolidated Assets	≤ 65%	27%	27%	28%	29%	30%
Secured Consolidated Debt to Total Consolidated Assets	≤ 40%	4%	3%	3%	3%	4%
Consolidated Income for Debt Service to Consolidated Debt Service	≥ 1.5x	5.1x	4.6x	4.3x	4.2x	4.3x
Unencumbered Consolidated Assets to Unsecured Consolidated Debt	>150%	383%	375%	366%	345%	344%

Ratios:		9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020
Consolidated only

Net debt to total market capitalization		22.6%	23.5%	26.6%	31.3%	36.4%
Net debt to real estate assets, before depreciation		28.9%	29.2%	30.3%	30.5%	31.7%
Net debt to total assets, before depreciation		26.8%	27.0%	28.0%	28.2%	29.3%

Net debt to Operating EBITDAre - TTM		4.5x	4.7x	5.3x	5.4x	5.4x
Fixed charge coverage		4.8x	4.4x	4.0x	4.1x	4.3x
Interest coverage		5.2x	4.8x	4.3x	4.3x	4.6x

Unsecured assets to total real estate assets		88.7%	89.7%	89.7%	89.6%	88.5%
Unsecured NOI to total NOI - TTM		89.8%	90.7%	90.5%	90.4%	89.5%
Unencumbered assets to unsecured debt		309%	307%	307%	284%	282%

Total Pro-Rata Share

Net debt to total market capitalization		25.2%	26.3%	29.4%	34.4%	39.6%
Net debt to real estate assets, before depreciation		30.9%	31.3%	32.2%	32.6%	33.7%
Net debt to total assets, before depreciation		28.6%	28.9%	29.7%	30.1%	31.0%

Net debt to Operating EBITDAre - TTM		5.0x	5.3x	5.9x	6.0x	5.9x
Fixed charge coverage		4.2x	3.9x	3.6x	3.6x	3.7x
Interest coverage		4.7x	4.3x	3.9x	3.9x	4.1x

(1)

For a complete listing of all Debt Covenants related to the Company’s Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company’s filings with the Securities and Exchange Commission.

(2)	Current period debt covenants are finalized and submitted after the Company’s most recent Form 10-Q or Form 10-K filing.

Supplemental Information	13

Summary of Unconsolidated Debt

September 30, 2021 and December 31, 2020

(in thousands)

Total Debt Outstanding:	9/30/2021	12/31/2020
Mortgage loans payable:
Fixed rate secured loans	$1,347,860	$1,424,103
Variable rate secured loans	91,502	117,305
Unsecured credit facilities variable rate	7,300	15,635
Total	$1,446,662	$1,557,043

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities	Total	Regency's Pro Rata Share	Weighted Average Contractual Interest Rate on Maturities
2021	$2,371	-	-	2,371	927	-
2022	7,736	254,893	7,300	269,929	98,932	3.69%
2023	3,196	171,608	-	174,804	65,137	4.76%
2024	1,796	33,690	-	35,486	14,217	3.89%
2025	2,168	137,000	-	139,168	42,153	3.57%
2026	2,390	125,286	-	127,676	41,751	3.62%
2027	2,364	32,800	-	35,164	11,942	2.64%
2028	2,258	62,450	-	64,708	22,555	4.26%
2029	1,710	60,000	-	61,710	12,550	4.34%
2030	763	179,288	-	180,051	69,960	2.93%
>10 Years	1,374	363,497	-	364,871	140,674	3.18%
Unamortized debt premium/(discount) and issuance costs (2)	-	(9,276)	-	(9,276)	(3,280)
	$28,126	1,411,236	7,300	1,446,662	517,518	3.61%

Percentage of Total Debt:	9/30/2021	12/31/2020
Fixed	93.2%	91.5%
Variable	6.8%	8.5%

Current Weighted Average Contractual Interest Rates:(1)
Fixed	3.7%	4.1%
Variable	2.5%	2.4%
Combined	3.6%	3.9%

Current Weighted Average Effective Interest Rates:(2)
Combined	3.7%	4.1%

Average Years to Maturity:
Fixed	5.9	4.4
Variable	0.5	1.1

(1)	Interest rates are calculated as of the quarter end.
(2)

Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost, amortization, interest rate swaps, and facility and unused fees.

Supplemental Information	14

Unconsolidated Investments

September 30, 2021

(in thousands)

Investment Partner and					Regency
Portfolio Summary	Number of	Total	Total	Total	Ownership	Share	Investment	Equity
Abbreviation	Properties	GLA	Assets	Debt	Interest	of Debt	9/30/2021	Pick-up
State of Oregon
(JV-C, JV-C2)	20	2,222	$510,400	$244,166	20.00%	$48,833	$46,803	$3,197
(JV-CCV)	1	559	94,847	74,741	30.00%	22,422	5,480	1,058
	21	2,781	605,247	318,907
GRI
(JV-GRI)	67	8,647	1,551,259	945,993	40.00%	378,397	154,948	26,014

CalSTRS
(JV-RC)	6	614	105,091	-	25.00%	-	25,341	1,486

NYSCRF
(JV-NYC)	2	281	84,876	46,450	30.00%	13,935	12,203	127

USAA (1)
(JV-USA)	-	-	-	-		-	-	631

Publix
(JV-O)	2	211	25,622	-	50.00%	-	12,552	1,216

Individual Investors
Ballard Blocks	2	249	129,238	-	49.90%	-	64,080	1,216
Town and Country Center	1	230	207,649	91,502	35.00%	32,026	39,023	(563)
Others (2)	3	352	84,447	43,810	50.00%	21,905	19,274	(8,038)

	104	13,365	$2,793,429	$1,446,662		$517,518	$379,704	$26,344

(1)	On August 1, 2021, Regency completed the purchase of its partner’s 80% interest in the properties held in the portfolio for $81.7 million, net of debt assumed and a promoted interest.
(2)

In August 2021, Regency and its co-investor sold their collective interest in a single property joint venture, resulting in a provision for impairment of $9.2 million through Equity in income of investments in real estate partnerships.

Supplemental Information	15

Property Transactions

September 30, 2021

(in thousands)

Acquisitions:

Date	Property Name	Co-investment Partner (REG %)	Market	Total GLA	Regency's Share of Purchase Price	Weighted Average Cap Rate	Anchor(s)
Aug-21	USAA Portfolio (1)	USAA (80%)	Various	683	$177,582		Kroger, Publix, Ralphs, Safeway, Walgreens
	Property Total			683	$177,582	5.5%

Dispositions:

Date	Property Name	Co-investment Partner (REG %)	Market	Total GLA	Regency's Share of Purchase Price	Weighted Average Cap Rate	Anchor(s)
Jan-21	Pleasanton Plaza		Pleasanton, CA	-	$29,400		-
Jan-21	Harris Crossing		Wake Forest, NC	65	9,000		Harris Teeter
Feb-21	Hickory Creek Plaza		Hollywood, FL	28	13,300		(Kroger)
Mar-21	Homestead McDonalds		Homestead, FL	4	2,470		-
Mar-21	Veranda Shoppes	NYCR (30%)	Plantation, FL	45	5,100		Publix
Apr-21	Gateway 101		East Palo Alto, CA	92	53,165		Nordstrom Rack, Target, (Home Depot), (PGA Tour Superstore)
May-21	Lantana		Lantana, FL	11	1,950		-
Jun-21	Northborough Crossing	NYCR (30%)	Northborough, MA	646	31,200		Wegmans, BJ's Wholesale, Kohl's, Pottery Barn Outlet, Dick's Sporting Goods, TJ Maxx, Michael's, PetSmart, Homesense, Old Navy
Aug-21	Hancock Sears & Pad		Austin, TX	178	18,700		Former Sears
Aug-21	Parnassus Height Medical		San Francisco, CA	146	28,250		Medical Office
	Property/Outparcel(s) Total			1215	$192,535	5.8% (2)

	Non-Income Producing Land Total				$4,880

(1)	REG closed on the purchase of its partner’s 80% interest USAA joint venture. Upon closing, this portfolio became 100% REG owned.
(2)

The weighted average cap rate calculation excludes the sale of Pleasanton Plaza and Hancock Sears & Pad, both are non-income producing property for $29.4 million, and $18.7 million in the first quarter and third quarter, respectively.  Including the sale of Pleasanton Plaza and Hancock Sears & Pad, the weighted average cap rate is 4.3%.

Note: Retailers in parenthesis are shadow anchors and not a part of the owned property.

Supplemental Information	16

Summary of In-Process Developments and Redevelopments

September 30, 2021

(in thousands)

In-Process Developments and Redevelopments (1)
Shopping Centers	Market	Grocer/Anchor Tenant	Center GLA	Center % Leased	Project Start	Est Initial Rent Commencement(a)	Est Stabilization Year(b)	REG'S Est Net Project Costs	% of Costs Incurred	Stabilized Yield(c)
Ground-up Developments			188	79%				$51,030	60%	7% +/-
Carytown Exchange - Phases I & II (2) (3)	Richmond, VA	Publix	74	67%	Q4-2018	2H-2020	2023	29,174	72%	6 - 7%
East San Marco (2)	Jacksonville, FL	Publix	59	74%	Q4-2020	2H-2022	2024	19,519	40%	7 - 8%
Eastfield at Baybrook (2) (3)	Houston, TX	H.E.B.	55	100%	Q4-2020	2H-2021	2022	2,337	89%	7% +/-
Redevelopments			3,181	86%				$276,277	55%	7 - 8%
The Crossing Clarendon (3)	Metro, DC	Life Time	129	8%	Q4-2018	1H-2022	2024	57,929	59%	8% +/-
The Abbot	Boston, MA	Retail/Office Users	65	31%	Q2-2019	2H-2022	2023	57,410	70%	8 - 9%
Sheridan Plaza	Hollywood, FL	Publix, Burlington	507	93%	Q3-2019	2H-2020	2022	12,115	76%	9 - 10%
West Bird Plaza	Miami, FL	Publix	99	99%	Q4-2019	2H-2021	2022	10,338	86%	7% +/-
Preston Oaks (2)	Dallas, TX	H.E.B.	103	79%	Q4-2020	1H-2021	2023	22,327	64%	6% +/-
Serramonte Center	San Francisco, CA	Macy's/Target/Dick's Sporting Goods/ Ross/Nordstrom Rack	1,073	89%	Q4-2020	2H-2021	2026	55,000	48%	5% +/-
Westbard Square Phase I (3) (4)	Bethesda, MD	Giant	123	57%	Q2-2021	2H-2023	2025	37,038	11%	6% +/-
Various Redevelopments (est costs < $10 million individually)			1,082	96%				24,120	62%	10% +/-
Total In-Process (In Construction)			3,369	86%				$327,307	56%	7 - 8%

In Process Development and Redevelopment Descriptions
Ground-up Developments
Carytown Exchange - Phases I & II

Located in Richmond's most desirable retail corridor, Carytown is a ground-up development anchored by Publix and complemented by street retail and structured parking. The Publix, Shop Bldg B, Shop Bldg E, and structured parking are now complete. Phase II commenced in 2Q21, and includes further value creation in the form of two additional multi-tenant buildings (Shop Bldgs A & C) totaling 36k SF.

East San Marco

Located in one of the most desirable areas of Jacksonville, Florida, East San Marco is an infill ground-up retail development anchored by Publix. In addition, an adjacent parcel sold in August 2021 to a residential builder for housing.

Eastfield at Baybrook	Ground-up development in Houston, TX, featuring the market's leading grocer, H.E.B. The scope for Phase 1A calls for H.E.B. to construct a 106k SF grocery store, along with a fuel center/carwash.
Redevelopments
The Crossing Clarendon (fka Market Common Clarendon)

Redevelopment of vacant, four-story, 1960's-era office building into a modern 130K SF mixed-use "Loft" building to complement the existing dominant, mixed-use center in Arlington, VA. The building will include ground floor retail and 110k SF of space leased to high-end health club Life Time.

The Abbot	Generational redevelopment and modernization of 3 historic buildings in the heart of Harvard Square into an unparalleled mixed-use project with flagship retail and Class A office space.
Sheridan Plaza	Repositioning with addition of Burlington, façade renovations and other placemaking enhancement.
West Bird Plaza	Redevelopment includes the demolition of Publix and adjacent CVS space to construct a new 48K SF Publix; update façade and additional site work improvements.
Preston Oaks

Redevelopment includes substantial rebuild following tornado damage of a 101,000 SF, H.E.B. Central Market anchored shopping center located in Dallas, TX. Redevelopment spend is reimbursable through insurance proceeds.

Serramonte Center

Redevelopment includes continued enhancement of a premier location and A mall that includes the addition of new retail that will augment the evolving merchandising mix, redevelopment of the former J.C. Penney space, and additional redevelopment considerations in the northwest portion of the site. Redevelopment represents multiple phases occurring over approximately 4 years, with expected stabilization around 2026.

Westbard Square Phase I

Existing property includes a Giant-anchored retail center, a 3-level office building, 2 gas stations, and a vacant senior housing building. Phase I of the redevelopment will include construction of a 123k SF retail building anchored by a 70k SF Giant, and realignment of Westbard Avenue at the intersection with River Road. Regency will also participate in a joint venture whereby the partner will construct a ~100-unit senior living building.

Various Redevelopments (est costs < $10 million individually)	Various Redevelopment properties where estimated incremental costs are less than $10 Million.

(1)	Scope, economics and timing of development and redevelopment projects could change materially from estimates provided. Amounts reported are at Regency’s pro-rata share.
(2)	Ground-up development or redevelopment that is excluded from the Same Property NOI pool.
(3)	GLA and % Leased for Carytown and Eastfield at Baybrook represents REG prorata share, The Crossing Clarendon represents office building only, and Westbard Square Phase I represents phase I only.
(4)

Estimated costs are net of expected land sale proceeds of $50m.  Combined net project costs for phase I and future phases are expected to be $110m - $120m with an incremental yield of 6% - 7%.  Please reference pipeline disclosure for information on the future phase(s) of the project.

Note: Regency’s Estimated Net GAAP Project Costs, after additional interest and overhead capitalization, are $349,422 for Ground-up Developments and Redevelopments In-Process. Percent of costs incurred is 47% for Ground-up Developments and Redevelopments In-Process.

(a)	Estimated Initial Rent Commencement represents the estimated date that the anchor or first tenants at each project will rent commence.
(b)	Estimated Stabilization Year represents the estimated first full calendar year that the project will reach the stated stabilized yield.
(c)	A stabilized yield for a redevelopment property represents the incremental NOI (estimated stabilized NOI less NOI prior to project commencement) over the total project costs.

Supplemental Information	17

Major Developments and Redevelopments Pipeline and Current Year Completions

September 30, 2021

(in thousands)

Select Operating Properties with Near Term Developments and Redevelopment*
Shopping Center Name	Market	Center GLA	Center % Leased	Est Project Start	REG’s Est Net Project Costs	Current Description
Costa Verde Center	San Diego, CA	179	65%	2022	$175,000 - $200,000

Large-scale redevelopment of existing Shopping Center with new retail, office, hotel (on a ground lease) and structured parking, adjacent to new transit station.   Entitlements for 575,000 sf of commercial space (retail/office) and a 200 room hotel were approved in December 2020.  Multiple transaction structures are being contemplated for this project, including a JV or disposition.

Gateway Plaza at Aventura	Miami, FL	30	0%	2022	$10,000 - $15,000	Located on Biscayne Boulevard in a vibrant sub-market of Miami, project will redevelop existing retail (former Babies R Us box) with potential to add a grocer and additional retail GLA to the center.
Town and Country Center	Los Angeles, CA	230	37%	2022	$20,000 - $30,000

Redevelopment of former 3-level K-Mart box with new retail below 325 mid-rise apartments on a ground lease. Effective January 2020, Regency purchased an additional 16.6% interest, bringing total ownership interest to 35%.

Westbard Square Future Phase(s) (1)	Bethesda, MD	44	0%	2024	$70,000 - $85,000	Future phase(s) will include ~200 units of apartments, 44k SF of additional retail, and ~100 for-sale townhomes.

Current Year Development and Redevelopment Completions
Shopping Center Name	Market	Center GLA	Center % Leased	Project Start	Est Initial Rent Commencement	Est Stabilization Year	REG's Est Net Project Costs	% of Costs Incurred	Incremental Stabilized Yield
Bloomingdale Square	Tampa, FL	252	96%	Q3-2018	2H-2019	2022	21,327	89%	8%
Point 50	Metro, DC	48	100%	Q4-2018	2H-2020	2023	17,504	91%	8%
Various Redevelopments (est costs < $10 million individually)		574	92%				7,636	98%	8%
Total Completions		874	94%				46,467	91%	8%

*Selection reflects material under-earning assets. Selection does not incorporate all pipeline opportunities.

Note: Scope, economics and timing of development and redevelopment program and projects could change materially from estimates provided.

(1)	GLA and % leased representative of Westbard Square’s future phase(s). Estimated net project costs are net of townhome sales.

Supplemental Information	18

Leasing Statistics - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships

September 30, 2021

(Retail Operating Properties Only)

Leasing Statistics - Comparable
Total	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft	Rent Spread %	Weighted Avg. Lease Term	Tenant Allowance and Landlord Work/Sq. Ft.
3rd Quarter 2021	421	2,019	$24.06	5.1%	5.9	$4.63
2nd Quarter 2021	432	1,881	25.11	2.7%	5.8	5.21
1st Quarter 2021	381	1,486	24.54	0.2%	5.4	3.02
4th Quarter 2020	413	1,662	24.55	0.6%	6.1	7.72
Total - 12 months	1,647	7,048	$24.54	2.3%	5.8	$5.18

New Leases	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft	Rent Spread %	Weighted Avg. Lease Term	Tenant Allowance and Landlord Work/Sq. Ft.
3rd Quarter 2021	107	282	$30.77	0.8%	8.0	$22.54
2nd Quarter 2021	116	320	29.80	-0.2%	8.6	25.38
1st Quarter 2021	79	266	25.28	-1.4%	7.8	16.51
4th Quarter 2020	91	316	25.34	1.7%	9.0	37.06
Total - 12 months	393	1,184	$28.02	0.4%	8.4	$26.29

Renewals	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft	Rent Spread %	Weighted Avg. Lease Term	Tenant Allowance and Landlord Work/Sq. Ft.
3rd Quarter 2021	314	1,737	$22.85	6.2%	5.6	$1.41
2nd Quarter 2021	316	1,561	24.04	3.6%	5.1	0.62
1st Quarter 2021	302	1,220	24.41	0.5%	4.9	0.76
4th Quarter 2020	322	1,346	24.35	0.3%	5.4	0.49
Total - 12 months	1,254	5,864	$23.83	2.8%	5.3	$0.86

Leasing Statistics - Comparable and Non-comparable
Total	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft		Weighted Avg. Lease Term	Tenant Allowance and Landlord Work/Sq. Ft.
3rd Quarter 2021	501	2,420	$23.25		6.7	$7.61
2nd Quarter 2021	527	2,147	25.34		5.7	7.46
1st Quarter 2021	446	1,776	23.13		5.2	6.15
4th Quarter 2020	480	2,153	23.01		6.0	9.37
Total - 12 months	1,954	8,496	$23.66		6.0	$7.73

Notes:

•	All amounts reported at execution.
•	Number of leasing transactions and GLA leased reported at 100%; All other statistics reported at pro-rata share.
•	Rent spreads are calculated on a comparable-space, cash basis for new and renewal leases executed and include all teasing transactions, including spaces vacant > 12 months.
•

Tenant Allowance & Landlord Work are costs required to make the space leasable and include improvements of a space as it relates to a specific lease. These costs include tenant improvements and inducements.

•	Excludes Non-Retail Properties

Supplemental Information	19

Average Base Rent by State - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships

September 30, 2021

(in thousands)

State	Number of Properties	GLA	% Leased (1)	ABR	ABR/Sq. Ft.	% of Number of Properties	% of GLA	% of ABR
California	73	9,324	92.8%	$250,135	$28.80	18.2%	22.2%	27.5%
Florida	96	11,068	93.3%	$200,804	$19.40	23.9%	26.3%	22.1%
Texas	30	3,500	95.8%	$67,377	$20.05	7.5%	8.3%	7.4%
New York	12	1,419	93.5%	$51,728	$38.98	3.0%	3.4%	5.7%
Georgia	22	2,130	91.0%	$43,961	$22.44	5.5%	5.1%	4.8%
Virginia	21	1,668	85.0%	$38,303	$26.99	5.2%	4.0%	4.2%
Connecticut	15	1,538	93.6%	$34,469	$23.75	3.7%	3.7%	3.8%
Washington	16	1,162	97.0%	$31,658	$28.11	4.0%	2.8%	3.5%
Illinois	9	1,311	95.3%	$25,312	$20.13	2.2%	3.1%	2.8%
North Carolina	17	1,226	95.3%	$23,181	$19.90	4.2%	2.9%	2.5%
Massachusetts	8	898	94.2%	$22,784	$26.83	2.0%	2.1%	2.5%
Colorado	19	1,404	94.6%	$20,946	$15.73	4.7%	3.3%	2.3%
Maryland	12	755	89.6%	$17,399	$25.75	3.0%	1.8%	1.9%
Ohio	8	1,211	98.1%	$15,751	$13.13	2.0%	2.9%	1.7%
Oregon	8	779	94.8%	$14,840	$19.97	2.0%	1.9%	1.6%
Pennsylvania	9	588	91.0%	$14,230	$25.91	2.2%	1.4%	1.6%
New Jersey	5	333	95.8%	$10,098	$31.61	1.2%	0.8%	1.1%
Indiana	3	335	95.0%	$5,311	$16.72	0.7%	0.8%	0.6%
Tennessee	3	321	96.0%	$5,284	$16.94	0.7%	0.8%	0.6%
Missouri	4	408	100.0%	$4,432	$10.85	1.0%	1.0%	0.5%
Delaware	2	254	91.6%	$3,968	$17.06	0.5%	0.6%	0.4%
Minnesota	5	205	97.8%	$3,556	$17.71	1.2%	0.5%	0.4%
South Carolina	2	83	100.0%	$2,071	$24.98	0.5%	0.2%	0.2%
Washington, D.C.	2	12	100.0%	$956	$76.86	0.5%	0.0%	0.1%
Michigan	1	97	74.0%	$609	$8.47	0.2%	0.2%	0.1%
Total All Properties	402	42,030	93.4%	$909,161	$23.07	100.0%	100.0%	100.0%

(1)	Includes Properties in Development and leases that are executed but have not commenced.

Supplemental Information	20

Average Base Rent by CBSA - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships

September 30, 2021

(in thousands)

Largest CBSAs by Population (1)	Number of Properties	GLA	% Leased (2)	ABR	ABR/Sq. Ft.	% of Number of Properties	% of GLA	% of ABR
New York-Newark-Jersey City	16	1,731	93.9%	$61,501	$37.85	4.0%	4.1%	6.8%
Los Angeles-Long Beach-Anaheim	25	2,512	95.2%	$70,038	$29.27	6.2%	6.0%	7.7%
Chicago-Naperville-Elgin	10	1,590	96.0%	$29,708	$19.47	2.5%	3.8%	3.3%
Dallas-Fort Worth-Arlington	11	914	93.0%	$17,907	$21.07	2.7%	2.2%	2.0%
Houston-Woodlands-Sugar Land	14	1,753	97.3%	$32,752	$19.21	3.5%	4.2%	3.6%
Washington-Arlington-Alexandri	27	1,880	86.0%	$45,773	$28.30	6.7%	4.5%	5.0%
Philadelphia-Camden-Wilmington	8	695	89.7%	$14,688	$23.58	2.0%	1.7%	1.6%
Miami-Ft Lauderdale-PompanoBch	41	5,341	91.8%	$106,183	$21.66	10.2%	12.7%	11.7%
Atlanta-SandySprings-Alpharett	22	2,130	91.0%	$43,961	$22.67	5.5%	5.1%	4.8%
Phoenix-Mesa-Chandler	--	--	--	--	--	--	--	--
Boston-Cambridge-Newton	8	898	94.2%	$22,784	$26.93	2.0%	2.1%	2.5%
San Francisco-Oakland-Berkeley	19	3,456	89.9%	$93,489	$30.08	4.7%	8.2%	10.3%
Rvrside-San Bernardino-Ontario	1	99	100.0%	$3,076	$31.15	0.2%	0.2%	0.3%
Detroit-Warren-Dearborn	--	--	--	--	--	--	--	--
Seattle-Tacoma-Bellevue	16	1,162	97.0%	$31,658	$28.09	4.0%	2.8%	3.5%
Minneapol-St. Paul-Bloomington	5	205	97.8%	$3,556	$17.70	1.2%	0.5%	0.4%
San Diego-Chula Vista-Carlsbad	11	1,548	93.3%	$41,783	$28.92	2.7%	3.7%	4.6%
Tampa-St Petersburg-Clearwater	9	1,290	96.3%	$24,037	$19.35	2.2%	3.1%	2.6%
Denver-Aurora-Lakewood	11	937	94.3%	$13,696	$15.50	2.7%	2.2%	1.5%
St. Louis	4	408	100.0%	$4,432	$10.85	1.0%	1.0%	0.5%
Baltimore-Columbia-Towson	5	357	94.0%	$7,835	$23.35	1.2%	0.8%	0.9%
Charlotte-Concord-Gastonia	4	235	87.4%	$4,427	$21.53	1.0%	0.6%	0.5%
Orlando-Kissimmee-Sanford	8	881	94.1%	$15,592	$18.80	2.0%	2.1%	1.7%
San Antonio-New Braunfels	--	--	--	--	--	--	--	--
Portland-Vancouver-Hillsboro	5	436	95.1%	$8,471	$20.42	1.2%	1.0%	0.9%
Top 25 CBSAs by Population	280	30,458	93.0%	$697,348	$23.51	69.7%	72.5%	76.7%

CBSAs Ranked 26 - 50 by Population	62	6,494	95.1%	116,314	18.80	15.4%	15.5%	12.8%

CBSAs Ranked 51 - 75 by Population	22	1,944	94.2%	47,945	25.78	5.5%	4.6%	5.3%

CBSAs Ranked 76 - 100 by Population	12	760	97.4%	12,289	16.60	3.0%	1.8%	1.4%

Other CBSAs	26	2,373	92.7%	35,266	16.01	6.5%	5.6%	3.9%

Total All Properties	402	42,030	93.4%	$909,161	$23.07	100.0%	100.0%	100.0%

(1)	2021 Population Data Source: Synergos Technologies, Inc.
(1)	Includes Properties in Development and leases that are executed but have not commenced.

Supplemental Information	21

Significant Tenant Rents - Wholly Owned and Regency's Pro-Rata Share of

Co-investment Partnerships

(Includes Tenants ≥ 0.5% of ABR)

September 30, 2021

(in thousands)

#	Tenant	Tenant GLA	% of Company- Owned GLA	Total Annualized Base Rent	% of Total Annualized Base Rent	Total # of Leased Stores - 100% Owned and JV	# of Leased Stores in JV
1	Publix	2,892	7.4%	$31,964	3.5%	68	9
2	Kroger Co. (1)	2,942	7.5%	29,766	3.3%	53	11
3	Albertsons Companies, Inc. (2)	1,822	4.6%	27,448	3.0%	45	16
4	Amazon/Whole Foods	1,099	2.8%	23,635	2.6%	35	13
5	TJX Companies, Inc. (3)	1,322	3.4%	22,697	2.5%	60	18
6	CVS	659	1.7%	15,809	1.7%	56	18
7	Ahold/Delhaize (4)	455	1.2%	11,363	1.2%	12	6
8	L.A. Fitness Sports Club	487	1.2%	9,995	1.1%	14	4
9	Trader Joe's	271	0.7%	8,929	1.0%	27	7
10	Ross Dress For Less	545	1.4%	8,579	0.9%	25	9
11	JPMorgan Chase Bank	130	0.3%	8,242	0.9%	42	10
12	Nordstrom (5)	279	0.7%	7,585	0.8%	8	-
13	Starbucks	135	0.3%	7,299	0.8%	90	25
14	Gap, Inc (6)	228	0.6%	7,263	0.8%	17	2
15	H.E. Butt Grocery Company (7)	482	1.2%	7,228	0.8%	6	1
16	Petco Health & Wellness Company, Inc. (8)	284	0.7%	7,093	0.8%	33	10
17	Bank of America	125	0.3%	6,961	0.8%	42	14
18	JAB Holding Company (9)	173	0.4%	6,861	0.8%	62	14
19	Wells Fargo Bank	132	0.3%	6,739	0.7%	47	17
20	Bed Bath & Beyond Inc. (10)	341	0.9%	6,155	0.7%	12	-
21	Kohl's	586	1.5%	5,803	0.6%	7	1
22	Walgreens Boots Alliance (11)	234	0.6%	5,705	0.6%	22	8
23	Best Buy	229	0.6%	5,353	0.6%	7	1
24	T-Mobile (12)	115	0.3%	4,955	0.5%	79	29
25	Target	520	1.3%	4,947	0.5%	5	2
26	Ulta	163	0.4%	4,913	0.5%	17	1
27	Dick's Sporting Goods, Inc.	274	0.7%	4,787	0.5%	4	-
28	AT&T, Inc (13)	104	0.3%	4,591	0.5%	57	13
29	Burlington	359	0.9%	4,252	0.5%	9	2
30	Staples	183	0.5%	4,191	0.5%	10	1
31	Wal-Mart	630	1.6%	4,186	0.5%	6	-
	Top Tenants	18,200	46.3%	$315,294	34.7%	977	262

(1)	Kroger 20 / King Soopers 11 / Harris Teeter 8 / Ralphs 9 / Mariano's Fresh Market 3 / Quality Food Centers 2
(2)	Safeway 21 / VONS 7 / Albertson's 4 / Acme Markets 3 / Shaw's 3 / Tom Thumb 3 / Randalls Food & Drug 2 / Star Market 2
(3)	TJ Maxx 25 / Homegoods 17 / Marshalls 16 / Homesense 1 / Sierra Trading Post 1
(4)	Giant 8 / Stop & Shop 3 / Food Lion 1
(5)	Nordstrom Rack 8
(6)	Old Navy 12 / The Gap 1 / Athleta 2 / Banana Republic 1 / GAP BR Factory 1
(7)	H.E.B. 5 / Central Market 1
(8)	Petco 27 / Unleashed by Petco 6
(9)	Panera 31 / Peet's' Coffee & Tea 11 / Einstein Bros Bagels 10 / Bruegger’s Bagel 4 / Krispy Kreme 3 / Noah’s NY Bagels 3
(10)	Bed Bath & Beyond 10 / Buy Buy Baby 1 / Harmon Face Values 1
(11)	Walgreens 21 / Duane Reade 1
(12)	T-Mobile 46 / Sprint 22 / MetroPC 10 / Connectivity Source 1
(13)	AT&T 50 / Cricket 7

Supplemental Information	22

Tenant Lease Expirations - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships

September 30, 2021

(GLA in thousands)

		Anchor Tenants(1)
Year	GLA	Percent of GLA	Percent of Total ABR(3)	ABR
MTM(4)	125	0.3%	0.2%	$13.94
2021	59	0.2%	0.1%	16.82
2022	2,112	5.4%	3.4%	14.44
2023	2,505	6.4%	4.4%	15.84
2024	3,323	8.5%	5.7%	15.49
2025	2,933	7.5%	5.1%	15.62
2026	3,114	8.0%	5.4%	15.62
2027	2,116	5.4%	3.9%	16.33
2028	1,649	4.2%	3.4%	18.54
2029	1,220	3.1%	1.7%	12.81
2030	1,229	3.2%	2.3%	17.02
2031	831	2.1%	1.7%	18.33
10 Year Total	21,217	54.4%	37.5%	$15.83
Thereafter	3,746	9.6%	6.7%	16.09
	24,962	64.0%	44.2%	$15.87

		Shop Tenants(2)
Year	GLA	Percent of GLA	Percent of Total ABR(3)	ABR
MTM(4)	266	0.7%	0.9%	$29.98
2021	309	0.8%	1.1%	32.52
2022	2,036	5.2%	7.6%	33.40
2023	2,172	5.6%	8.4%	34.55
2024	2,011	5.2%	7.7%	34.47
2025	1,856	4.8%	7.5%	36.40
2026	1,741	4.5%	6.9%	35.52
2027	893	2.3%	3.7%	36.71
2028	723	1.9%	3.2%	39.79
2029	517	1.3%	2.3%	39.84
2030	549	1.4%	2.4%	39.60
2031	557	1.4%	2.3%	36.82
10 Year Total	13,630	34.9%	54.1%	$35.52
Thereafter	413	1.1%	1.7%	36.47
	14,044	36.0%	55.8%	$35.55

		All Tenants
Year	GLA	Percent of GLA	Percent of Total ABR(3)	ABR
MTM(4)	391	1.0%	1.1%	$24.84
2021	368	0.9%	1.2%	30.01
2022	4,148	10.6%	11.0%	23.75
2023	4,677	12.0%	12.8%	24.53
2024	5,333	13.7%	13.5%	22.65
2025	4,789	12.3%	12.7%	23.67
2026	4,855	12.4%	12.3%	22.76
2027	3,009	7.7%	7.5%	22.38
2028	2,372	6.1%	6.6%	25.02
2029	1,737	4.5%	4.0%	20.85
2030	1,779	4.6%	4.8%	24.00
2031	1,389	3.6%	4.0%	25.74
10 Year Total	34,847	89.3%	91.6%	$23.53
Thereafter	4,159	10.7%	8.4%	18.11
	39,006	100%	100%	$22.95

Note: Reflects commenced leases only. Does not account for contractual rent steps and assumes that no tenants exercise renewal options.

(1)	Anchor tenants represent any tenant occupying at least 10,000 square feet.
(2)	Shop tenants represent any tenant occupying less than 10,000 square feet.
(3)	Total Annual Base Rent ("ABR") excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.
(4)	Month to month lease or in process of renewal.

Supplemental Information	23

Portfolio Summary Report By State

September 30, 2021

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	200 Potrero			CA	San Francisco-Oakland-Berkeley	31	31	100.0%				Gizmo Art Production, INC.	$11.01
	4S Commons Town Center	M	85%	CA	San Diego-Chula Vista-Carlsbad	252	252	95.8%			68	Ralphs, Jimbo's...Naturally!, Bed Bath & Beyond, Cost Plus World Market, CVS, Ace Hardware, Ulta	$32.64
	Amerige Heights Town Center			CA	Los Angeles-Long Beach-Anaheim	97	97	97.9%		143	58	Albertsons, (Target)	$30.13
	Balboa Mesa Shopping Center			CA	San Diego-Chula Vista-Carlsbad	207	207	100.0%			42	Von's, Kohl's, CVS	$27.55
	Bayhill Shopping Center	GRI	40%	CA	San Francisco-Oakland-Berkeley	122	49	98.3%			32	Mollie Stone's Market, CVS	$26.68
	Blossom Valley			CA	San Jose-Sunnyvale-Santa Clara	93	93	92.8%			34	Safeway	$27.95
	Brea Marketplace	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	352	141	94.0%			25	Sprout's, Target, 24 Hour Fitness, Big 5 Sporting Goods, Childtime Childcare, Old Navy	$20.48
	Circle Center West			CA	Los Angeles-Long Beach-Anaheim	64	64	82.1%				Marshalls	$34.24
	Circle Marina Center			CA	Los Angeles-Long Beach-Anaheim	118	118	94.5%				Staples, Big 5 Sporting Goods, Centinela Feed & Pet Supplies	$32.29
	Clayton Valley Shopping Center			CA	San Francisco-Oakland-Berkeley	260	260	90.9%			14	Grocery Outlet, Central, CVS, Dollar Tree, Ross Dress For Less	$23.04
	Corral Hollow	RC	25%	CA	Stockton	167	42	100.0%			66	Safeway, CVS	$17.78
(2)	Costa Verde Center			CA	San Diego-Chula Vista-Carlsbad	179	179	65.1%			40	Bristol Farms, Bookstar, The Boxing Club	$23.38
	Culver Center			CA	Los Angeles-Long Beach-Anaheim	217	217	88.8%			37	Ralphs, Best Buy, LA Fitness, Sit N' Sleep	$32.92
	Diablo Plaza			CA	San Francisco-Oakland-Berkeley	63	63	93.0%		53	53	(Safeway), (CVS), Beverages & More!	$42.82
	El Camino Shopping Center			CA	Los Angeles-Long Beach-Anaheim	136	136	95.6%			31	Bristol Farms, CVS	$37.47
	El Cerrito Plaza			CA	San Francisco-Oakland-Berkeley	256	256	82.2%			78	Trader Joe's, Barnes & Noble, Jo-Ann Fabrics, PETCO, Ross Dress For Less, (CVS)	$29.84
	El Norte Pkwy Plaza			CA	San Diego-Chula Vista-Carlsbad	91	91	96.0%			42	Von's, Children's Paradise, ACE Hardware	$19.73
	Encina Grande			CA	San Francisco-Oakland-Berkeley	106	106	100.0%			38	Whole Foods, Walgreens	$33.71
	Five Points Shopping Center	GRI	40%	CA	Santa Maria-Santa Barbara	145	58	95.5%			35	Smart & Final, CVS, Ross Dress for Less, Big 5 Sporting Goods, PETCO	$29.39
	French Valley Village Center			CA	Rvrside-San Bernardino-Ontario	99	99	100.0%			44	Stater Bros, CVS	$27.14
	Friars Mission Center			CA	San Diego-Chula Vista-Carlsbad	147	147	98.4%			55	Ralphs, CVS	$37.44
	Gelson's Westlake Market Plaza			CA	Oxnard-Thousand Oaks-Ventura	85	85	98.8%			40	Gelson's Markets, John of Italy Salon & Spa	$29.86
	Golden Hills Plaza			CA	San Luis Obispo-Paso Robles	244	244	84.3%				Lowe's, TJ Maxx	$6.58
	Granada Village	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	226	91	100.0%			24	Sprout's Markets, Rite Aid, PETCO, Homegoods, Burlington, TJ Maxx	$25.94
	Hasley Canyon Village			CA	Los Angeles-Long Beach-Anaheim	66	66	95.1%			52	Ralphs	$26.63
	Heritage Plaza			CA	Los Angeles-Long Beach-Anaheim	230	230	100.0%			44	Ralphs, CVS, Daiso, Mitsuwa Marketplace, Big 5	$40.50
	Laguna Niguel Plaza	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	42	17	95.8%		39	39	(Albertsons), CVS	$29.76

Supplemental Information	24

Portfolio Summary Report By State

September 30, 2021

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Marina Shores	C	20%	CA	Los Angeles-Long Beach-Anaheim	68	14	95.5%			26	PETCO	$35.07
	Mariposa Shopping Center	GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	127	51	94.0%			43	Safeway, CVS, Ross Dress for Less	$21.39
	Morningside Plaza			CA	Los Angeles-Long Beach-Anaheim	91	91	100.0%			43	Stater Bros.	$24.74
	Navajo Shopping Center	GRI	40%	CA	San Diego-Chula Vista-Carlsbad	102	41	91.0%			44	Albertsons, Rite Aid, O'Reilly Auto Parts	$14.33
	Newland Center			CA	Los Angeles-Long Beach-Anaheim	152	152	98.9%			58	Albertsons	$27.59
	Oak Shade Town Center			CA	Sacramento-Roseville-Folsom	104	104	99.3%			40	Safeway, Office Max, Rite Aid	$22.55
	Oakbrook Plaza			CA	Oxnard-Thousand Oaks-Ventura	83	83	86.2%			44	Gelson's Markets, (CVS), (Ace Hardware)	$19.80
	Persimmon Place			CA	San Francisco-Oakland-Berkeley	153	153	100.0%			40	Whole Foods, Nordstrom Rack, Homegoods	$37.03
	Plaza Escuela			CA	San Francisco-Oakland-Berkeley	154	154	84.0%				The Container Store, Trufusion, Talbots, The Cheesecake Factory	$44.71
	Plaza Hermosa			CA	Los Angeles-Long Beach-Anaheim	95	95	100.0%			37	Von's, CVS	$28.12
	Pleasant Hill Shopping Center	GRI	40%	CA	San Francisco-Oakland-Berkeley	227	91	100.0%				Target, Burlington, Ross Dress for Less, Homegoods	$24.16
	Point Loma Plaza	GRI	40%	CA	San Diego-Chula Vista-Carlsbad	205	82	96.9%			50	Von's, Jo-Ann Fabrics, Marshalls, UFC Gym	$21.30
	Potrero Center			CA	San Francisco-Oakland-Berkeley	227	227	91.2%			60	Safeway, Decathlon Sport, 24 Hour Fitness, Ross Dress for Less, Petco	$33.35
	Powell Street Plaza			CA	San Francisco-Oakland-Berkeley	166	166	95.3%			10	Trader Joe's, Beverages & More!, Ross Dress For Less, Marshalls, Old Navy	$34.97
	Prairie City Crossing			CA	Sacramento-Roseville-Folsom	90	90	97.5%			55	Safeway	$22.12
	Raley's Supermarket	C	20%	CA	Sacramento-Roseville-Folsom	63	13	100.0%			63	Raley's	$14.00
	Ralphs Circle Center			CA	Los Angeles-Long Beach-Anaheim	60	60	100.0%			35	Ralphs	$19.43
	Rancho San Diego Village	GRI	40%	CA	San Diego-Chula Vista-Carlsbad	153	61	95.1%			40	Smart & Final, (Longs Drug), 24 Hour Fitness	$23.79
	Rona Plaza			CA	Los Angeles-Long Beach-Anaheim	52	52	97.7%			37	Superior Super Warehouse	$21.90
	San Carlos Marketplace			CA	San Francisco-Oakland-Berkeley	154	154	100.0%				TJ Maxx, Best Buy, PetSmart, Bassett Furniture	$36.28
	Scripps Ranch Marketplace			CA	San Diego-Chula Vista-Carlsbad	132	132	99.5%			57	Vons, CVS	$32.51
	San Leandro Plaza			CA	San Francisco-Oakland-Berkeley	50	50	100.0%		38	38	(Safeway), (CVS)	$37.31
	Seal Beach	C	20%	CA	Los Angeles-Long Beach-Anaheim	97	19	93.9%			48	Pavilions, CVS	$26.33
(2)	Sequoia Station			CA	San Francisco-Oakland-Berkeley	103	103	82.7%		62	62	(Safeway), CVS, Barnes & Noble, Old Navy	$43.05
	Serramonte Center			CA	San Francisco-Oakland-Berkeley	1073	1073	88.5%				Macy's, Target, Dick's Sporting Goods, Dave & Buster's, Nordstrom Rack, Buy Buy Baby, Cost Plus World Market, DAISO, H&M, Old Navy, Party City, Ross, TJ Maxx, Uniqlo, Crunch Gym	$25.60
	Shoppes at Homestead			CA	San Jose-Sunnyvale-Santa Clara	116	116	96.9%		53		(Orchard Supply Hardware), CVS, Crunch Fitness	$24.55

Supplemental Information	25

Portfolio Summary Report By State

September 30, 2021

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
Silverado Plaza	GRI	40%	CA	Napa	85	34	98.8%			32	Nob Hill, CVS	$22.14
Snell & Branham Plaza	GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	92	37	98.5%			53	Safeway	$20.82
Talega Village Center			CA	Los Angeles-Long Beach-Anaheim	102	102	100.0%			46	Ralphs	$22.86
Tassajara Crossing			CA	San Francisco-Oakland-Berkeley	146	146	99.2%			56	Safeway, CVS, Alamo Hardware	$26.51
The Hub Hillcrest Market			CA	San Diego-Chula Vista-Carlsbad	149	149	93.9%			52	Ralphs, Trader Joe's	$41.10
The Marketplace			CA	Sacramento-Roseville-Folsom	111	111	97.2%			35	Safeway,CVS, Petco	$26.73
The Pruneyard			CA	San Jose-Sunnyvale-Santa Clara	260	260	95.7%			13	Trader Joe's, The Sports Basement, Camera Cinemas, Marshalls	$39.98
Town and Country Center	O	35%	CA	Los Angeles-Long Beach-Anaheim	230	81	37.5%			41	Whole Foods, CVS, Citibank	$49.13
Tustin Legacy			CA	Los Angeles-Long Beach-Anaheim	112	112	100.0%			44	Stater Bros, CVS	$33.16
Twin Oaks Shopping Center	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	98	39	100.0%			41	Ralphs, Rite Aid	$21.79
Twin Peaks			CA	San Diego-Chula Vista-Carlsbad	208	208	97.5%			45	Target, Grocer	$21.64
Valencia Crossroads			CA	Los Angeles-Long Beach-Anaheim	173	173	100.0%			35	Whole Foods, Kohl's	$28.28
Village at La Floresta			CA	Los Angeles-Long Beach-Anaheim	87	87	100.0%			37	Whole Foods	$36.34
Von's Circle Center			CA	Los Angeles-Long Beach-Anaheim	151	151	100.0%			45	Von's, Ross Dress for Less, Planet Fitness	$22.71
West Park Plaza			CA	San Jose-Sunnyvale-Santa Clara	88	88	98.3%			25	Safeway, Rite Aid	$19.38
Westlake Village Plaza and Center			CA	Oxnard-Thousand Oaks-Ventura	201	201	93.2%			72	Von's, Sprouts, (CVS)	$39.32
Willows Shopping Center			CA	San Francisco-Oakland-Berkeley	249	249	72.1%				REI, UFC Gym, Old Navy, Ulta, Five Below	$29.03
Woodman Van Nuys			CA	Los Angeles-Long Beach-Anaheim	108	108	98.2%			78	El Super	$16.58
Woodside Central			CA	San Francisco-Oakland-Berkeley	81	81	90.0%		113		(Target),Chuck E. Cheese, Marshalls	$25.11
Ygnacio Plaza	GRI	40%	CA	San Francisco-Oakland-Berkeley	110	44	98.6%				Sports Basement,TJ Maxx	$38.15
			CA		11,033	9,324	92.8%	92.9%	501	2,670		$28.80
Applewood Shopping Ctr	GRI	40%	CO	Denver-Aurora-Lakewood	353	141	91.6%			71	King Soopers, Hobby Lobby, Applejack Liquors, PetSmart, Homegoods, Sierra Trading Post, Ulta	$15.27
Alcove On Arapahoe	GRI	40%	CO	Boulder	159	64	80.9%			44	Safeway, Jo-Ann Fabrics, PETCO, HomeGoods	$18.53
Belleview Square			CO	Denver-Aurora-Lakewood	117	117	94.6%			65	King Soopers	$19.78
Boulevard Center			CO	Denver-Aurora-Lakewood	77	77	77.9%		53	53	(Safeway), One Hour Optical	$30.96
Buckley Square			CO	Denver-Aurora-Lakewood	116	116	93.3%			62	King Soopers, Ace Hardware	$11.52
Centerplace of Greeley III			CO	Greeley	119	119	100.0%				Hobby Lobby, Best Buy, TJ Maxx	$11.61
Cherrywood Square Shop Ctr	GRI	40%	CO	Denver-Aurora-Lakewood	97	39	95.4%			72	King Soopers	$11.06
Crossroads Commons	C	20%	CO	Boulder	143	29	91.2%			66	Whole Foods, Barnes & Noble	$29.52
Crossroads Commons II	C	20%	CO	Boulder	18	4	100.0%				(Whole Foods), (Barnes & Noble)	$37.97
Falcon Marketplace			CO	Colorado Springs	22	22	93.8%		184	50	(Wal-Mart)	$24.49
Hilltop Village			CO	Denver-Aurora-Lakewood	100	100	98.7%			66	King Soopers	$11.54
Littleton Square			CO	Denver-Aurora-Lakewood	99	99	100.0%			78	King Soopers	$11.66
Lloyd King Center			CO	Denver-Aurora-Lakewood	83	83	96.7%			61	King Soopers	$12.57
Marketplace at Briargate			CO	Colorado Springs	29	29	100.0%		66	66	(King Soopers)	$33.35

Supplemental Information	26

Portfolio Summary Report By State

September 30, 2021

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
Monument Jackson Creek			CO	Colorado Springs	85	85	100.0%			70	King Soopers	$12.58
Ralston Square Shopping Center	GRI	40%	CO	Denver-Aurora-Lakewood	83	33	96.1%			55	King Soopers	$11.85
Shops at Quail Creek			CO	Denver-Aurora-Lakewood	38	38	92.5%		100	100	(King Soopers)	$26.99
Stroh Ranch			CO	Denver-Aurora-Lakewood	93	93	100.0%			70	King Soopers	$13.75
Woodmen Plaza			CO	Colorado Springs	116	116	94.2%			70	King Soopers	$13.28
			CO		1,947	1,404	94.6%	94.6%	403	1,119		$15.73
22 Crescent Road			CT	Bridgeport-Stamford-Norwalk	4	4	100.0%				-	$60.00
91 Danbury Road			CT	Bridgeport-Stamford-Norwalk	5	5	100.0%				-	$28.20
Black Rock	M	80%	CT	Bridgeport-Stamford-Norwalk	98	98	91.3%				Old Navy, The Clubhouse	$29.77
Brick Walk	M	80%	CT	Bridgeport-Stamford-Norwalk	122	122	95.9%				-	$44.08
Brookside Plaza			CT	Hartford-E Hartford-Middletown	227	227	95.0%			60	ShopRite, Bed, Bath & Beyond, TJ Maxx, PetSmart, Staples, Burlington Coat Factory	$15.19
Compo Acres Shopping Center			CT	Bridgeport-Stamford-Norwalk	43	43	94.4%			12	Trader Joe's	$53.00
Copps Hill Plaza			CT	Bridgeport-Stamford-Norwalk	185	185	100.0%			59	Stop & Shop, Kohl's, Rite Aid	$14.49
Corbin's Corner	GRI	40%	CT	Hartford-E Hartford-Middletown	186	74	92.2%			10	Trader Joe's, Best Buy, Edge Fitness, Old Navy, The Tile Shop, Total Wine and More	$30.26
Danbury Green			CT	Bridgeport-Stamford-Norwalk	124	124	95.6%			12	Trader Joe's, Hilton Garden Inn, DSW, Staples, Rite Aid, Warehouse Wines & Liquors	$25.51
Darinor Plaza			CT	Bridgeport-Stamford-Norwalk	153	153	100.0%				Kohl's, Old Navy, Party City	$19.37
Fairfield Center	M	80%	CT	Bridgeport-Stamford-Norwalk	94	94	80.9%				Fairfield University Bookstore, Merril Lynch	$33.11
Post Road Plaza			CT	Bridgeport-Stamford-Norwalk	20	20	100.0%			11	Trader Joe's	$54.83
Southbury Green			CT	New Haven-Milford	156	156	83.8%			60	ShopRite, Homegoods	$21.71
Westport Row			CT	Bridgeport-Stamford-Norwalk	90	90	81.1%			22	The Fresh Market	$43.92
Walmart Norwalk			CT	Bridgeport-Stamford-Norwalk	142	142	100.0%			112	WalMart, HomeGoods	$0.56
			CT		1,649	1,538	93.6%	93.6%	0	358		$23.75
Shops at The Columbia	RC	25%	DC	Washington-Arlington-Alexandri	23	6	100.0%			12	Trader Joe's	$42.19
Spring Valley Shopping Center	GRI	40%	DC	Washington-Arlington-Alexandri	17	7	100.0%				-	$106.22
			DC		40	12	100.0%	100.0%	0	12		$76.86
Pike Creek			DE	Philadelphia-Camden-Wilmington	228	228	91.8%			49	Acme Markets, Edge Fitness, Pike Creek Community Hardware	$16.15
Shoppes of Graylyn	GRI	40%	DE	Philadelphia-Camden-Wilmington	64	26	89.7%				Rite Aid	$25.40
			DE		293	254	91.6%	91.6%	0	49		$17.06
Alafaya Village			FL	Orlando-Kissimmee-Sanford	38	38	93.9%			58	-	$23.61
Anastasia Plaza			FL	Jacksonville	102	102	95.9%			49	Publix	$14.15
Atlantic Village			FL	Jacksonville	110	110	96.4%				LA Fitness, Pet Supplies Plus	$17.81
Aventura Shopping Center			FL	Miami-Ft Lauderdale-PompanoBch	97	97	94.9%			49	Publix, CVS	$36.29

Supplemental Information	27

Portfolio Summary Report By State

September 30, 2021

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Aventura Square			FL	Miami-Ft Lauderdale-PompanoBch	144	144	78.8%				Bed, Bath & Beyond, DSW, Jewelry Exchange, Old Navy	$39.42
(2)	Banco Popular Building			FL	Miami-Ft Lauderdale-PompanoBch	33	33	0.0%				-	$0.00
	Berkshire Commons			FL	Naples-Marco Island	110	110	98.9%			66	Publix, Walgreens	$15.18
	Bird 107 Plaza			FL	Miami-Ft Lauderdale-PompanoBch	40	40	92.9%				Walgreens	$21.54
	Bird Ludlam			FL	Miami-Ft Lauderdale-PompanoBch	192	192	97.8%			44	Winn-Dixie, CVS, Goodwill	$24.68
	Bloomingdale Square			FL	Tampa-St Petersburg-Clearwater	252	252	96.0%			48	Publix, Bealls, Dollar Tree, Home Centric, LA Fitness	$18.91
	Boca Village Square			FL	Miami-Ft Lauderdale-PompanoBch	92	92	96.6%			36	Publix, CVS	$23.38
	Boynton Lakes Plaza			FL	Miami-Ft Lauderdale-PompanoBch	110	110	97.9%			46	Publix, Citi Trends, Pet Supermarket	$16.53
	Boynton Plaza			FL	Miami-Ft Lauderdale-PompanoBch	105	105	97.2%			54	Publix, CVS	$20.83
	Brooklyn Station on Riverside			FL	Jacksonville	50	50	97.2%			20	The Fresh Market	$27.01
	Caligo Crossing			FL	Miami-Ft Lauderdale-PompanoBch	11	11	61.0%		98		(Kohl's)	$51.41
	Carriage Gate			FL	Tallahassee	73	73	100.0%			13	Trader Joe's, TJ Maxx	$24.25
	Cashmere Corners			FL	Port St. Lucie	80	80	96.1%			44	WalMart	$14.53
	Charlotte Square			FL	Punta Gorda	91	91	90.1%			44	WalMart, Buffet City	$11.15
	Chasewood Plaza			FL	Miami-Ft Lauderdale-PompanoBch	152	152	93.9%			54	Publix, Pet Smart	$26.77
	Concord Shopping Plaza			FL	Miami-Ft Lauderdale-PompanoBch	309	309	97.5%			78	Winn-Dixie, Home Depot, Big Lots, Dollar Tree, YouFit Health Club	$13.23
	Coral Reef Shopping Center			FL	Miami-Ft Lauderdale-PompanoBch	75	75	89.3%			25	Aldi, Walgreens	$32.83
	Corkscrew Village			FL	Cape Coral-Fort Myers	82	82	97.0%			51	Publix	$14.66
	Country Walk Plaza			FL	Miami-Ft Lauderdale-PompanoBch	101	101	93.4%			40	Publix, CVS	$22.66
	Countryside Shops			FL	Miami-Ft Lauderdale-PompanoBch	193	193	69.5%			46	Publix, Ross Dress for Less	$24.34
	Courtyard Shopping Center			FL	Jacksonville	137	137	100.0%		63	63	(Publix), Target	$3.68
(2)	East San Marco			FL	Jacksonville	59	59	73.6%			39	Publix	$26.18
	Fleming Island			FL	Jacksonville	132	132	99.2%		130	48	Publix, PETCO, Planet Fitness, (Target)	$16.82
	Fountain Square			FL	Miami-Ft Lauderdale-PompanoBch	177	177	90.8%		140	46	Publix,(Target), Ross Dress for Less, TJ Maxx, Ulta	$27.68
	Gardens Square			FL	Miami-Ft Lauderdale-PompanoBch	90	90	98.7%			42	Publix	$19.06
	Glengary Shoppes			FL	North Port-Sarasota-Bradenton	93	93	97.0%				Best Buy, Barnes & Noble	$19.62
	Shoppes of Grande Oak			FL	Cape Coral-Fort Myers	79	79	100.0%			54	Publix	$16.91
	Greenwood Shopping Centre			FL	Miami-Ft Lauderdale-PompanoBch	133	133	94.0%			50	Publix, Bealls	$16.26
	Hammocks Town Center			FL	Miami-Ft Lauderdale-PompanoBch	187	187	97.8%		86	40	Publix, Metro-Dade Public Library, YouFit Health Club, Goodwill, CVS, (Kendall Ice Arena)	$18.21
	Hibernia Pavilion			FL	Jacksonville	51	51	92.0%			39	Publix	$16.40
	John's Creek Center	C	20%	FL	Jacksonville	76	15	100.0%			45	Publix	$16.06
	Julington Village	C	20%	FL	Jacksonville	82	16	100.0%			51	Publix, (CVS)	$16.93
	Kirkman Shoppes			FL	Orlando-Kissimmee-Sanford	115	115	95.8%				LA Fitness, Walgreens	$24.54

Supplemental Information	28

Portfolio Summary Report By State

September 30, 2021

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
Lake Mary Centre			FL	Orlando-Kissimmee-Sanford	360	360	94.0%			25	The Fresh Market, Academy Sports, Hobby Lobby, LA Fitness, Ross Dress for Less, Office Depot	$16.88
Mandarin Landing			FL	Jacksonville	140	140	71.5%			50	Whole Foods, Aveda Institute	$19.64
Millhopper Shopping Center			FL	Gainesville	85	85	95.0%			46	Publix	$18.53
Naples Walk			FL	Naples-Marco Island	125	125	97.8%			51	Publix	$18.27
Newberry Square			FL	Gainesville	181	181	90.9%			40	Publix, Floor & Décor, Dollar Tree	$9.41
Nocatee Town Center			FL	Jacksonville	112	112	100.0%			54	Publix	$21.41
Northgate Square			FL	Tampa-St Petersburg-Clearwater	75	75	100.0%			48	Publix	$15.73
Oakleaf Commons			FL	Jacksonville	74	74	98.1%			46	Publix	$15.75
Ocala Corners			FL	Tallahassee	87	87	93.8%			61	Publix	$14.96
Old St Augustine Plaza			FL	Jacksonville	248	248	100.0%			52	Publix, Burlington Coat Factory, Hobby Lobby, LA Fitness, Ross Dress for Less	$11.02
Pablo Plaza			FL	Jacksonville	161	161	100.0%			34	Whole Foods, Office Depot, Marshalls, HomeGoods, PetSmart	$18.04
Pavillion			FL	Naples-Marco Island	168	168	93.7%				LA Fitness, Paragon Theaters, J. Lee Salon Suites	$21.85
Pine Island			FL	Miami-Ft Lauderdale-PompanoBch	255	255	98.5%			40	Publix, Burlington Coat Factory, Beall's Outlet, YouFit Health Club	$14.92
Pine Ridge Square			FL	Miami-Ft Lauderdale-PompanoBch	118	118	97.8%			17	The Fresh Market, Bed Bath & Beyond, Marshalls, Ulta	$18.83
Pine Tree Plaza			FL	Jacksonville	63	63	96.9%			38	Publix	$14.23
Pinecrest Place			FL	Miami-Ft Lauderdale-PompanoBch	70	70	94.0%		173	47	Whole Foods, (Target)	$40.05
Plaza Venezia	C	20%	FL	Orlando-Kissimmee-Sanford	202	40	92.2%			51	Publix, Eddie V's	$29.69
Point Royale Shopping Center			FL	Miami-Ft Lauderdale-PompanoBch	202	202	93.4%			45	Winn-Dixie, Burlington Coat Factory, Pasteur Medical Center, Planet Fitness	$16.15
Prosperity Centre			FL	Miami-Ft Lauderdale-PompanoBch	124	124	93.7%				Bed Bath & Beyond, Office Depot, TJ Maxx, CVS	$22.55
Regency Square			FL	Tampa-St Petersburg-Clearwater	352	352	95.0%		66		AMC Theater, Dollar Tree, Five Below, Marshalls, Michaels, PETCO, Shoe Carnival, Staples, TJ Maxx, Ulta, Old Navy, (Best Buy), (Macdill)	$19.23
Ryanwood Square			FL	Sebastian-Vero Beach	115	115	92.1%			40	Publix, Beall's, Harbor Freight Tools	$12.41
Salerno Village			FL	Port St. Lucie	5	5	100.0%				-	$16.53
Sawgrass Promenade			FL	Miami-Ft Lauderdale-PompanoBch	107	107	87.7%			36	Publix, Walgreens, Dollar Tree	$12.49
Seminole Shoppes	O	50%	FL	Jacksonville	87	44	97.4%			54	Publix	$23.54
Sheridan Plaza			FL	Miami-Ft Lauderdale-PompanoBch	507	507	93.2%			66	Publix, Kohl's, LA Fitness, Office Depot, Ross Dress for Less, Pet Supplies Plus, Wellmax, Burlington	$19.34
Shoppes @ 104			FL	Miami-Ft Lauderdale-PompanoBch	112	112	87.8%			46	Winn-Dixie, CVS	$18.95
Shoppes at Bartram Park	O	50%	FL	Jacksonville	135	67	100.0%		97	45	Publix, (Kohl's), (Tutor Time)	$21.39
Shoppes at Lago Mar			FL	Miami-Ft Lauderdale-PompanoBch	83	83	90.8%			42	Publix, YouFit Health Club	$15.46

Supplemental Information	29

Portfolio Summary Report By State

September 30, 2021

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Shoppes at Sunlake Centre			FL	Tampa-St Petersburg-Clearwater	111	111	100.0%			46	Publix	$22.93
	Shoppes of Jonathan's Landing			FL	Miami-Ft Lauderdale-PompanoBch	27	27	100.0%		54	54	(Publix)	$26.37
	Shoppes of Oakbrook			FL	Miami-Ft Lauderdale-PompanoBch	200	200	63.8%			44	Publix, Tuesday Morning, Duffy's Sports Bar, CVS	$17.40
	Shoppes of Pebblebrook Plaza	O	50%	FL	Naples-Marco Island	77	38	96.9%			61	Publix, (Walgreens)	$15.05
	Shoppes of Silver Lakes			FL	Miami-Ft Lauderdale-PompanoBch	127	127	93.7%			48	Publix, Goodwill	$20.21
	Shoppes of Sunset			FL	Miami-Ft Lauderdale-PompanoBch	22	22	100.0%				-	$25.93
	Shoppes of Sunset II			FL	Miami-Ft Lauderdale-PompanoBch	28	28	86.6%				-	$21.34
	Shops at John's Creek			FL	Jacksonville	15	15	100.0%				-	$25.53
	Shops at Skylake			FL	Miami-Ft Lauderdale-PompanoBch	287	287	98.0%			51	Publix, LA Fitness, TJ Maxx, Goodwill, Pasteur Medical	$24.51
	South Beach Regional			FL	Jacksonville	308	308	84.5%			13	Trader Joe's, Home Depot, Ross Dress for Less, Bed Bath & Beyond, Staples	$16.82
	South Point			FL	Sebastian-Vero Beach	65	65	97.8%			45	Publix	$16.12
	Starke			FL	Jacksonville	13	13	100.0%				CVS	$27.05
	Suncoast Crossing			FL	Tampa-St Petersburg-Clearwater	118	118	92.9%		143		Kohl's, (Target)	$6.51
	Tamarac Town Square			FL	Miami-Ft Lauderdale-PompanoBch	125	125	85.8%			38	Publix, Dollar Tree, Retro Fitness	$12.04
	The Grove	NYC	30%	FL	Orlando-Kissimmee-Sanford	152	46	100.0%			52	Publix, LA Fitness	$22.49
	The Plaza at St. Lucie West			FL	Port St. Lucie	27	27	93.6%				-	$24.04
(2)	The Village at Hunter's Lake			FL	Tampa-St Petersburg-Clearwater	72	72	98.0%			29	Sprouts	$27.48
	Town and Country			FL	Orlando-Kissimmee-Sanford	78	78	97.9%				Ross Dress for Less	$11.01
	Town Square			FL	Tampa-St Petersburg-Clearwater	44	44	76.9%				PETCO	$35.39
	Treasure Coast Plaza			FL	Sebastian-Vero Beach	134	134	94.6%			59	Publix, TJ Maxx	$18.32
	Unigold Shopping Center			FL	Orlando-Kissimmee-Sanford	115	115	89.3%			31	YouFit Health Club, Ross Dress for Less	$15.42
	University Commons			FL	Miami-Ft Lauderdale-PompanoBch	180	180	100.0%			51	Whole Foods, Nordstrom Rack, Barnes & Noble, Bed Bath & Beyond	$32.79
	Village Center			FL	Tampa-St Petersburg-Clearwater	187	187	99.9%			50	Publix, PGA Tour Superstore, Walgreens, Barnes & Noble	$21.79
	Waterstone Plaza			FL	Miami-Ft Lauderdale-PompanoBch	61	61	100.0%			46	Publix	$17.37
	Welleby Plaza			FL	Miami-Ft Lauderdale-PompanoBch	110	110	90.5%			47	Publix, Dollar Tree	$13.94
	Wellington Town Square			FL	Miami-Ft Lauderdale-PompanoBch	108	108	96.4%			45	Publix, CVS	$30.99
	West Bird Plaza			FL	Miami-Ft Lauderdale-PompanoBch	99	99	98.5%			38	Publix	$27.65
	West Lake Shopping Center			FL	Miami-Ft Lauderdale-PompanoBch	101	101	96.6%			46	Winn-Dixie, CVS	$21.23
	Westchase			FL	Tampa-St Petersburg-Clearwater	79	79	100.0%			51	Publix	$17.24
	Westport Plaza			FL	Miami-Ft Lauderdale-PompanoBch	47	47	91.6%			28	Publix	$20.73
	Willa Springs			FL	Orlando-Kissimmee-Sanford	90	90	93.2%			44	Publix	$21.36
				FL		11,611	11,068	93.3%	93.7%	1,049	3,474		$19.40
	Ashford Place			GA	Atlanta-SandySprings-Alpharett	53	53	97.2%				Harbor Freight Tools	$22.90
	Briarcliff La Vista			GA	Atlanta-SandySprings-Alpharett	43	43	100.0%				Michael's	$22.06

Supplemental Information	30

Portfolio Summary Report By State

September 30, 2021

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
Briarcliff Village			GA	Atlanta-SandySprings-Alpharett	189	189	98.4%			43	Publix, Party City, Shoe Carnival, TJ Maxx, Burlington	$17.20
Bridgemill Market			GA	Atlanta-SandySprings-Alpharett	89	89	91.0%			38	Publix	$17.50
Brighten Park			GA	Atlanta-SandySprings-Alpharett	137	137	79.4%			25	Lidl	$29.97
Buckhead Court			GA	Atlanta-SandySprings-Alpharett	49	49	100.0%				-	$30.50
Buckhead Station			GA	Atlanta-SandySprings-Alpharett	234	234	100.0%				Nordstrom Rack, TJ Maxx, Bed Bath & Beyond, Saks Off Fifth, DSW, Cost Plus World Market, Old Navy, Ulta	$24.77
Cambridge Square			GA	Atlanta-SandySprings-Alpharett	71	71	42.8%			41	-	$26.56
Chastain Square			GA	Atlanta-SandySprings-Alpharett	92	92	100.0%			37	Publix	$22.99
Cornerstone Square			GA	Atlanta-SandySprings-Alpharett	80	80	100.0%			18	Aldi, CVS, HealthMarkets Insurance, Diazo Specialty Blueprint	$18.27
Sope Creek Crossing			GA	Atlanta-SandySprings-Alpharett	99	99	95.5%			45	Publix	$16.36
Dunwoody Hall			GA	Atlanta-SandySprings-Alpharett	86	86	93.8%			44	Publix	$20.55
Dunwoody Village			GA	Atlanta-SandySprings-Alpharett	121	121	87.8%			18	The Fresh Market, Walgreens, Dunwoody Prep	$20.67
Howell Mill Village			GA	Atlanta-SandySprings-Alpharett	92	92	100.0%			31	Publix	$24.25
Paces Ferry Plaza			GA	Atlanta-SandySprings-Alpharett	82	82	99.9%			30	Whole Foods	$38.95
Piedmont Peachtree Crossing			GA	Atlanta-SandySprings-Alpharett	152	152	74.3%			56	Kroger, Binders Art Supplies & Frames	$18.91
Powers Ferry Square			GA	Atlanta-SandySprings-Alpharett	101	101	100.0%				HomeGoods, PETCO	$33.21
Powers Ferry Village			GA	Atlanta-SandySprings-Alpharett	76	76	91.1%			48	Publix, The Juice Box	$10.32
Russell Ridge			GA	Atlanta-SandySprings-Alpharett	101	101	87.3%			63	Kroger	$12.84
Sandy Springs			GA	Atlanta-SandySprings-Alpharett	116	116	92.5%			12	Trader Joe's, Fox's, Peter Glenn Ski & Sports	$23.95
The Shops at Hampton Oaks			GA	Atlanta-SandySprings-Alpharett	21	21	59.3%				(CVS)	$10.92
Williamsburg at Dunwoody			GA	Atlanta-SandySprings-Alpharett	45	45	79.6%				-	$26.79
			GA		2,130	2,130	91.0%	91.0%	0	551		$22.44
Civic Center Plaza	GRI	40%	IL	Chicago-Naperville-Elgin	265	106	96.6%			87	Super H Mart, Home Depot, O'Reilly Automotive, King Spa	$10.50
Clybourn Commons			IL	Chicago-Naperville-Elgin	32	32	89.9%				PETCO	$37.42
Glen Oak Plaza			IL	Chicago-Naperville-Elgin	63	63	91.5%			12	Trader Joe's, Walgreens, Northshore University Healthsystems	$25.60
Hinsdale			IL	Chicago-Naperville-Elgin	185	185	89.4%			57	Whole Foods, Goodwill, Charter Fitness, Petco	$15.50
Mellody Farm			IL	Chicago-Naperville-Elgin	259	259	96.7%			45	Whole Foods, Nordstrom Rack, REI, HomeGoods, Barnes & Noble, West Elm	$28.62
Riverside Sq & River's Edge	GRI	40%	IL	Chicago-Naperville-Elgin	169	68	97.5%			74	Mariano's Fresh Market, Dollar Tree, Party City, Blink Fitness	$17.48
Roscoe Square	GRI	40%	IL	Chicago-Naperville-Elgin	140	56	100.0%			51	Mariano's Fresh Market, Ashley Furniture, Walgreens	$22.61
Westchester Commons			IL	Chicago-Naperville-Elgin	139	139	94.3%			80	Mariano's Fresh Market, Goodwill	$17.88

Supplemental Information	31

Portfolio Summary Report By State

September 30, 2021

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
Willow Festival			IL	Chicago-Naperville-Elgin	404	404	97.0%			60	Whole Foods, Lowe's, CVS, HomeGoods, REI, Best Buy, Ulta	$17.98
			IL		1,655	1,311	95.3%	95.3%	0	467		$20.13
Shops on Main	M	94%	IN	Chicago-Naperville-Elgin	279	279	99.2%			40	Whole Foods, Dick's Sporting Goods, Ross Dress for Less, HomeGoods, DSW, Nordstrom Rack, Marshalls	$15.89
Willow Lake Shopping Center	GRI	40%	IN	Indianapolis-Carmel-Anderson	86	34	72.4%		64	64	Indiana Bureau of Motor Vehicles, (Kroger)	$18.81
Willow Lake West Shopping Center	GRI	40%	IN	Indianapolis-Carmel-Anderson	53	21	76.4%			12	Trader Joe's	$27.61
			IN		418	335	95.0%	95.0%	64	116		$16.72
Fellsway Plaza	M	75%	MA	Boston-Cambridge-Newton	158	158	100.0%			61	Stop & Shop, Planet Fitness, BioLife Plasma Services	$25.15
Shaw's at Plymouth			MA	Boston-Cambridge-Newton	60	60	100.0%			60	Shaw's	$19.34
Shops at Saugus			MA	Boston-Cambridge-Newton	87	87	94.7%			11	Trader Joe's, La-Z-Boy, PetSmart	$30.32
Star's at Cambridge			MA	Boston-Cambridge-Newton	66	66	100.0%			66	Star Market	$41.18
Star's at Quincy			MA	Boston-Cambridge-Newton	101	101	100.0%			101	Star Market	$23.63
Star's at West Roxbury			MA	Boston-Cambridge-Newton	76	76	97.2%			55	Shaw's	$26.65
The Abbot			MA	Boston-Cambridge-Newton	65	65	30.6%				-	$0.00
Twin City Plaza			MA	Boston-Cambridge-Newton	285	285	100.0%			63	Shaw's, Marshall's, Extra Space Storage, Walgreens, K&G Fashion, Dollar Tree, Everfitness, Formlabs	$21.38
			MA		898	898	94.2%	94.2%	0	416		$26.83
Burnt Mills	C	20%	MD	Washington-Arlington-Alexandri	31	6	100.0%			9	Trader Joe's	$40.69
Cloppers Mill Village	GRI	40%	MD	Washington-Arlington-Alexandri	137	55	92.9%			70	Shoppers Food Warehouse, Dollar Tree	$18.05
Festival at Woodholme	GRI	40%	MD	Baltimore-Columbia-Towson	81	32	83.8%			10	Trader Joe's	$40.26
Firstfield Shopping Center	GRI	40%	MD	Washington-Arlington-Alexandri	22	9	93.3%				-	$40.33
Parkville Shopping Center	GRI	40%	MD	Baltimore-Columbia-Towson	165	66	96.8%			41	Giant, Parkville Lanes, Dollar Tree, Petco, The Cellar Parkville	$16.89
Southside Marketplace	GRI	40%	MD	Baltimore-Columbia-Towson	125	50	92.0%			44	Shoppers Food Warehouse	$21.81
Takoma Park	GRI	40%	MD	Washington-Arlington-Alexandri	107	43	100.0%			64	Lidl	$14.37
Valley Centre	GRI	40%	MD	Baltimore-Columbia-Towson	220	88	97.4%			18	Aldi,TJ Maxx, Ross Dress for Less, PetSmart, Michael's, Surplus Freight	$15.52
Village at Lee Airpark			MD	Baltimore-Columbia-Towson	121	121	93.6%		75	63	Giant, (Sunrise)	$29.69
Watkins Park Plaza	GRI	40%	MD	Washington-Arlington-Alexandri	111	45	98.5%				LA Fitness, CVS	$28.61
Westbard Square			MD	Washington-Arlington-Alexandri	213	213	76.5%			55	Giant, Citgo, Bowlmor AMF	$32.57
Woodmoor Shopping Center	GRI	40%	MD	Washington-Arlington-Alexandri	69	28	94.3%				CVS	$34.15
			MD		1,403	755	89.6%	89.6%	75	374		$25.75
Fenton Marketplace			MI	Flint	97	97	74.0%				Family Farm & Home	$8.47
			MI		97	97	74.0%	74.0%	0	0		$8.47

Supplemental Information	32

Portfolio Summary Report By State

September 30, 2021

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
Apple Valley Square	RC	25%	MN	Minneapol-St. Paul-Bloomington	179	45	100.0%		87		Jo-Ann Fabrics, Experience Fitness, (Burlington Coat Factory), (Aldi), Savers, PETCO	$16.81
Cedar Commons	RC	25%	MN	Minneapol-St. Paul-Bloomington	66	17	97.6%			50	Whole Foods	$27.98
Colonial Square	GRI	40%	MN	Minneapol-St. Paul-Bloomington	93	37	100.0%			44	Lund's	$25.75
Rockford Road Plaza	GRI	40%	MN	Minneapol-St. Paul-Bloomington	204	82	97.5%				Kohl's, PetSmart, HomeGoods, TJ Maxx	$13.54
Rockridge Center	C	20%	MN	Minneapol-St. Paul-Bloomington	125	25	92.0%			89	CUB Foods	$13.68
			MN		668	205	97.8%	97.8%	87	183		$17.71
Brentwood Plaza			MO	St. Louis	60	60	100.0%			52	Schnucks	$11.41
Bridgeton			MO	St. Louis	71	71	100.0%		130	63	Schnucks, (Home Depot)	$12.30
Dardenne Crossing			MO	St. Louis	67	67	100.0%			63	Schnucks	$11.08
Kirkwood Commons			MO	St. Louis	210	210	100.0%		258	136	Walmart, TJ Maxx, HomeGoods, Famous Footwear, (Target), (Lowe's)	$10.13
			MO		408	408	100.0%	100.0%	388	314		$10.85
Carmel Commons			NC	Charlotte-Concord-Gastonia	138	138	78.5%			14	The Fresh Market, Chuck E. Cheese, Party City	$24.14
Cochran Commons	C	20%	NC	Charlotte-Concord-Gastonia	66	13	100.0%			42	Harris Teeter, (Walgreens)	$17.16
Market at Colonnade Center			NC	Raleigh-Cary	58	58	100.0%			40	Whole Foods	$27.86
Glenwood Village			NC	Raleigh-Cary	43	43	100.0%			28	Harris Teeter	$17.72
Holly Park			NC	Raleigh-Cary	160	160	99.0%			12	DSW, Trader Joe's, Ross Dress For Less, Staples, US Fitness Products, Jerry's Artarama, Pet Supplies Plus, Ulta	$18.30
Lake Pine Plaza			NC	Raleigh-Cary	88	88	100.0%			58	Harris Teeter	$13.34
Midtown East	O	50%	NC	Raleigh-Cary	159	79	100.0%			120	Wegmans	$23.95
Providence Commons	RC	25%	NC	Charlotte-Concord-Gastonia	74	19	100.0%			50	Harris Teeter	$19.61
Ridgewood Shopping Center	C	20%	NC	Raleigh-Cary	93	19	83.9%			30	Whole Foods, Walgreens	$18.96
Shops at Erwin Mill	M	55%	NC	Durham-Chapel Hill	91	91	96.4%			53	Harris Teeter	$18.97
Shoppes of Kildaire	GRI	40%	NC	Raleigh-Cary	145	58	98.9%			46	Trader Joe's, Aldi, Fitness Connection, Staples	$19.40
Southpoint Crossing			NC	Durham-Chapel Hill	103	103	95.7%			59	Harris Teeter	$16.47
Sutton Square	C	20%	NC	Raleigh-Cary	101	20	92.4%			24	The Fresh Market	$20.17
Village District	C	30%	NC	Raleigh-Cary	559	168	92.9%			87	Harris Teeter, The Fresh Market, Wake Public Library, Walgreens, Talbots, Great Outdoor Provision Co., York Properties,The Cheshire Cat Gallery, Crunch Fitness Select Club, Bailey's Fine Jewelry, Sephora, Barnes & Noble	$25.20
Village Plaza	C	20%	NC	Durham-Chapel Hill	74	15	91.0%			42	Whole Foods	$22.20
Willow Oaks			NC	Charlotte-Concord-Gastonia	65	65	100.0%			49	Publix	$17.33
Woodcroft Shopping Center			NC	Durham-Chapel Hill	90	90	100.0%			41	Food Lion, ACE Hardware	$14.14

Supplemental Information	33

Portfolio Summary Report By State

September 30, 2021

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
			NC		2,106	1,226	95.3%	95.3%	0	795		$19.90
Chimney Rock			NJ	New York-Newark-Jersey City	218	218	98.1%			50	Whole Foods, Nordstrom Rack, Saks Off 5th, The Container Store, Ulta	$36.44
District at Metuchen	C	20%	NJ	New York-Newark-Jersey City	67	13	100.0%			44	Whole Foods	$30.27
Haddon Commons	GRI	40%	NJ	Philadelphia-Camden-Wilmington	54	22	100.0%			34	Acme Markets	$15.06
Plaza Square	GRI	40%	NJ	New York-Newark-Jersey City	104	42	80.5%			60	Shop Rite	$17.51
Riverfront Plaza	NYC	30%	NJ	New York-Newark-Jersey City	129	39	95.5%			70	ShopRite	$26.52
			NJ		572	333	95.8%	95.8%	0	258		$31.61
101 7th Avenue			NY	New York-Newark-Jersey City	57	57	0.0%				-	$0.00
1175 Third Avenue			NY	New York-Newark-Jersey City	25	25	100.0%			25	The Food Emporium	$116.62
1225-1239 Second Ave			NY	New York-Newark-Jersey City	18	18	100.0%				CVS	$127.71
90 - 30 Metropolitan Avenue			NY	New York-Newark-Jersey City	60	60	93.9%			11	Trader Joe's, Staples, Michaels	$34.27
Broadway Plaza			NY	New York-Newark-Jersey City	147	147	91.8%			18	Aldi, Bob's Discount Furniture, TJ Maxx, Blink Fitness, Best Buy	$41.31
Clocktower Plaza Shopping Ctr			NY	New York-Newark-Jersey City	79	79	100.0%			63	Stop & Shop	$49.56
The Gallery at Westbury Plaza			NY	New York-Newark-Jersey City	312	312	99.5%			13	Trader Joe's, Nordstrom Rack, Saks Fifth Avenue, Bloomingdale's, The Container Store, HomeGoods, Old Navy, Gap Outlet, Bassett Home Furnishings, Famous Footwear	$49.41
Hewlett Crossing I & II			NY	New York-Newark-Jersey City	52	52	96.2%				-	$37.87
Rivertowns Square	0		NY	New York-Newark-Jersey City	116	116	92.6%			18	Ulta, The Learning Experience, Mom's Organic Market, Look Cinemas	$25.66
The Point at Garden City Park			NY	New York-Newark-Jersey City	105	105	98.1%			52	King Kullen, Ace Hardware	$29.50
Lake Grove Commons	GRI	40%	NY	New York-Newark-Jersey City	141	57	100.0%			48	Whole Foods, LA Fitness, PETCO	$34.67
Westbury Plaza			NY	New York-Newark-Jersey City	390	390	98.7%			110	WalMart, Costco, Marshalls, Total Wine and More, Olive Garden	$25.93
			NY		1,504	1,419	93.5%	93.5%	0	357		$38.98
Cherry Grove			OH	Cincinnati	196	196	98.2%			66	Kroger, Shoe Carnival, TJ Maxx, Tuesday Morning	$12.08
East Pointe			OH	Columbus	109	109	98.7%			76	Kroger	$10.91
Hyde Park			OH	Cincinnati	401	401	97.4%			169	Kroger, Remke Markets, Walgreens, Jo-Ann Fabrics, Ace Hardware, Staples, Marshalls	$16.93
Kroger New Albany Center	M	50%	OH	Columbus	93	93	100.0%			65	Kroger	$13.22
Northgate Plaza (Maxtown Road)			OH	Columbus	114	114	100.0%		90	91	Kroger, (Home Depot)	$11.87
Red Bank Village			OH	Cincinnati	176	176	100.0%			152	WalMart	$7.61
Regency Commons			OH	Cincinnati	34	34	79.2%				-	$26.52
West Chester Plaza			OH	Cincinnati	88	88	100.0%			67	Kroger	$10.20
			OH		1,211	1,211	98.1%	98.1%	90	685		$13.13
Corvallis Market Center			OR	Corvallis	85	85	90.9%			12	Trader Joe's, TJ Maxx, Michaels	$22.42

Supplemental Information	34

Portfolio Summary Report By State

September 30, 2021

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Greenway Town Center	GRI	40%	OR	Portland-Vancouver-Hillsboro	93	37	100.0%			38	Whole Foods, Rite Aid, Dollar Tree	$16.28
	Murrayhill Marketplace			OR	Portland-Vancouver-Hillsboro	150	150	87.6%			41	Safeway, Planet Fitness	$20.13
	Northgate Marketplace			OR	Medford	81	81	91.6%			13	Trader Joe's, REI, PETCO	$22.83
	Northgate Marketplace Ph II			OR	Medford	177	177	97.4%				Dick's Sporting Goods, Homegoods, Marshalls	$17.14
	Sherwood Crossroads			OR	Portland-Vancouver-Hillsboro	88	88	100.0%			55	Safeway	$12.30
	Tanasbourne Market			OR	Portland-Vancouver-Hillsboro	71	71	100.0%			57	Whole Foods	$30.11
	Walker Center			OR	Portland-Vancouver-Hillsboro	90	90	96.8%				Bed Bath & Beyond	$21.84
				OR		835	779	94.8%	94.8%	0	215		$19.97
	Allen Street Shopping Ctr	GRI	40%	PA	Allentown-Bethlehem-Easton	46	18	100.0%			22	Grocery Outlet Bargain Market	$16.14
	City Avenue Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	162	65	84.5%				Ross Dress for Less, TJ Maxx, Dollar Tree	$20.41
	Gateway Shopping Center			PA	Philadelphia-Camden-Wilmington	224	224	95.3%			11	Trader Joe's, Staples, TJ Maxx, Jo-Ann Fabrics	$33.03
	Hershey			PA	Harrisburg-Carlisle	6	6	100.0%				-	$30.00
	Lower Nazareth Commons			PA	Allentown-Bethlehem-Easton	90	90	100.0%		244	111	Burlington Coat Factory, PETCO, (Wegmans), (Target)	$26.66
	Mercer Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	91	37	94.7%			51	Weis Markets	$24.08
	Newtown Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	142	57	89.8%			56	Acme Markets, Michael's	$18.93
	Stefko Boulevard Shopping Center	GRI	40%	PA	Allentown-Bethlehem-Easton	134	54	95.5%			73	Valley Farm Market, Dollar Tree, Retro Fitness	$11.02
	Warwick Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	93	37	40.4%			51	-	$28.59
				PA		989	588	91.0%	91.0%	244	375		$25.91
	Indigo Square			SC	Charleston-North Charleston	51	51	100.0%			22	Publix	$29.60
	Merchants Village	GRI	40%	SC	Charleston-North Charleston	80	32	100.0%			38	Publix	$17.58
				SC		131	83	100.0%	100.0%	0	59		$24.98
	Harpeth Village Fieldstone			TN	Nashvil-Davdsn-Murfree-Frankln	70	70	100.0%			55	Publix	$16.04
	Northlake Village			TN	Nashvil-Davdsn-Murfree-Frankln	142	142	90.9%			75	Kroger	$14.80
	Peartree Village			TN	Nashvil-Davdsn-Murfree-Frankln	110	110	100.0%			84	Kroger, PETCO	$20.10
				TN		321	321	96.0%	96.0%	0	214		$16.94
	Alden Bridge			TX	Houston-Woodlands-Sugar Land	139	139	98.0%			68	Kroger, Walgreens	$21.15
	Bethany Park Place			TX	Dallas-Fort Worth-Arlington	99	99	96.6%			83	Kroger	$11.72
	CityLine Market			TX	Dallas-Fort Worth-Arlington	81	81	100.0%			40	Whole Foods	$29.52
	CityLine Market Phase II			TX	Dallas-Fort Worth-Arlington	22	22	93.8%				CVS	$26.76
	Cochran's Crossing			TX	Houston-Woodlands-Sugar Land	138	138	95.4%			63	Kroger	$19.34
(2)	Eastfield at Baybrook	O	50%	TX	Houston-Woodlands-Sugar Land	106	53	100.0%			106	H.E.B	$3.16
	Hancock			TX	Austin-Round Rock-Georgetown	263	263	98.8%			90	H.E.B, Twin Liquors, PETCO, 24 Hour Fitness, Firestone Complete Auto Care	$19.18
	Hillcrest Village			TX	Dallas-Fort Worth-Arlington	15	15	100.0%				-	$47.93

Supplemental Information	35

Portfolio Summary Report By State

September 30, 2021

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Indian Springs Center			TX	Houston-Woodlands-Sugar Land	137	137	99.0%			79	H.E.B.	$25.00
	Keller Town Center			TX	Dallas-Fort Worth-Arlington	120	120	95.3%			64	Tom Thumb	$16.54
	Lebanon/Legacy Center			TX	Dallas-Fort Worth-Arlington	56	56	88.4%		63	63	(Wal-Mart)	$28.56
	Market at Preston Forest			TX	Dallas-Fort Worth-Arlington	96	96	100.0%			64	Tom Thumb	$22.01
	Market at Round Rock			TX	Austin-Round Rock-Georgetown	123	123	97.6%			30	Sprout's Markets, Office Depot, Tuesday Morning	$18.81
	Market at Springwoods Village	M	53%	TX	Houston-Woodlands-Sugar Land	167	167	95.4%			100	Kroger	$16.65
	Mockingbird Commons			TX	Dallas-Fort Worth-Arlington	120	120	89.2%			49	Tom Thumb, Ogle School of Hair Design	$18.72
	North Hills			TX	Austin-Round Rock-Georgetown	164	164	98.8%			60	H.E.B.	$21.19
	Panther Creek			TX	Houston-Woodlands-Sugar Land	166	166	98.4%			66	CVS, The Woodlands Childrens Museum, Fitness Project	$23.64
	Prestonbrook			TX	Dallas-Fort Worth-Arlington	92	92	98.9%			64	Kroger	$14.98
(2)	Preston Oaks			TX	Dallas-Fort Worth-Arlington	104	104	78.6%			30	Central Market, Talbots	$36.07
	Shiloh Springs			TX	Dallas-Fort Worth-Arlington	110	110	89.8%			61	Kroger	$14.55
	Shops at Mira Vista			TX	Austin-Round Rock-Georgetown	68	68	89.1%			15	Trader Joe's, Champions Westlake Gymnastics & Cheer	$23.06
	Southpark at Cinco Ranch			TX	Houston-Woodlands-Sugar Land	265	265	97.6%			101	Kroger, Academy Sports, PETCO, Spec's Liquor and Finer Foods	$13.54
	Sterling Ridge			TX	Houston-Woodlands-Sugar Land	129	129	97.8%			63	Kroger, CVS	$21.69
	Sweetwater Plaza	C	20%	TX	Houston-Woodlands-Sugar Land	134	27	93.9%			65	Kroger, Walgreens	$17.90
	Tech Ridge Center			TX	Austin-Round Rock-Georgetown	216	216	91.1%			84	H.E.B., Pinstack	$23.64
	The Village at Riverstone			TX	Houston-Woodlands-Sugar Land	165	165	96.1%			100	Kroger	$16.87
	Weslayan Plaza East	GRI	40%	TX	Houston-Woodlands-Sugar Land	169	68	99.1%				Berings, Ross Dress for Less, Michaels, The Next Level Fitness, Spec's Liquor, Bike Barn	$20.88
	Weslayan Plaza West	GRI	40%	TX	Houston-Woodlands-Sugar Land	186	74	94.9%			52	Randalls Food, Walgreens, PETCO, Jo-Ann's, Tuesday Morning, Homegoods	$19.95
	Westwood Village			TX	Houston-Woodlands-Sugar Land	187	187	98.8%		127		Fitness Project, PetSmart, Office Max, Ross Dress For Less, TJ Maxx, (Target)	$20.28
	Woodway Collection	GRI	40%	TX	Houston-Woodlands-Sugar Land	97	39	93.0%			45	Whole Foods	$30.93
				TX		3,931	3,500	95.8%	96.3%	190	1,706		$20.05
	Ashburn Farm Village Center	GRI	40%	VA	Washington-Arlington-Alexandri	92	37	100.0%			27	Patel Brothers, The Shop Gym	$16.67
	Belmont Chase			VA	Washington-Arlington-Alexandri	91	91	95.0%			40	Whole Foods, Cooper's Hawk Winery	$32.68
	Braemar Village Center	RC	25%	VA	Washington-Arlington-Alexandri	104	26	100.0%			58	Safeway	$23.28
(2)	Carytown Exchange	M	56%	VA	Richmond	116	116	66.6%			38	Publix, CVS	$21.84
	Centre Ridge Marketplace	GRI	40%	VA	Washington-Arlington-Alexandri	107	43	95.1%			55	United States Coast Guard Ex, Planet Fitness	$19.55
	Point 50			VA	Washington-Arlington-Alexandri	48	48	100.0%			30	Grocer	$29.75

Supplemental Information	36

Portfolio Summary Report By State

September 30, 2021

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
Festival at Manchester Lakes	GRI	40%	VA	Washington-Arlington-Alexandri	168	67	81.1%			32	Amazon Fresh, Homesense	$29.57
Fox Mill Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandri	103	41	100.0%			50	Giant	$26.92
Greenbriar Town Center	GRI	40%	VA	Washington-Arlington-Alexandri	340	136	96.8%			62	Giant, Bob's Discount Furniture, CVS,Ross Dress for Less, Marshalls, Planet Fitness, Big Blue Swim School, Total Wine and More	$27.92
Hanover Village Shopping Center	GRI	40%	VA	Richmond	90	36	100.0%			18	Aldi, Tractor Supply Company, Harbor Freight Tools, Tuesday Morning	$9.78
Kamp Washington Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandri	71	29	98.0%			20	PGA Tour Superstore	$32.23
Kings Park Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandri	96	39	100.0%			51	Giant, CVS	$32.87
Lorton Station Marketplace	C	20%	VA	Washington-Arlington-Alexandri	132	26	68.9%			63	Grocer	$26.71
The Crossing Clarendon (fka Market Common Clarendon)			VA	Washington-Arlington-Alexandri	420	420	62.9%			34	Whole Foods, Crate & Barrel, The Container Store, Barnes & Noble, Pottery Barn, Ethan Allen, The Cheesecake Factory	$35.27
Saratoga Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandri	113	45	98.2%			56	Giant	$21.99
Shops at County Center			VA	Washington-Arlington-Alexandri	97	97	89.7%			52	Harris Teeter	$19.10
The Field at Commonwealth			VA	Washington-Arlington-Alexandri	167	167	100.0%			122	Wegmans	$22.90
Village Center at Dulles	C	20%	VA	Washington-Arlington-Alexandri	304	61	95.6%			48	Giant, Gold's Gym, CVS, Advance Auto Parts, Chuck E. Cheese, HomeGoods, Goodwill, Furniture Max	$26.81
Village Shopping Center	GRI	40%	VA	Richmond	116	46	87.8%			45	Publix, CVS	$24.69
Willston Centre I	GRI	40%	VA	Washington-Arlington-Alexandri	105	42	90.8%				CVS, Fashion K City	$27.83
Willston Centre II	GRI	40%	VA	Washington-Arlington-Alexandri	136	54	100.0%		141	59	Safeway, (Target), (PetSmart)	$27.38
			VA		3,018	1,668	85.0%	86.4%	141	960		$26.99
6401 Roosevelt			WA	Seattle-Tacoma-Bellevue	8	8	69.0%				-	$18.87
Aurora Marketplace	GRI	40%	WA	Seattle-Tacoma-Bellevue	107	43	98.8%			49	Safeway, TJ Maxx	$17.09
Ballard Blocks I	O	50%	WA	Seattle-Tacoma-Bellevue	132	66	97.4%			12	Trader Joe's, LA Fitness, Ross Dress for Less	$27.72
Ballard Blocks II	O	50%	WA	Seattle-Tacoma-Bellevue	117	58	99.3%			25	PCC Community Markets, Bright Horizons, West Marine,Trufusion, Kaiser Permanente, Prokarma	$34.45
Broadway Market	C	20%	WA	Seattle-Tacoma-Bellevue	140	28	97.9%			64	Quality Food Centers, Gold's Gym, Mosaic Salon Group	$29.22
Cascade Plaza	C	20%	WA	Seattle-Tacoma-Bellevue	206	41	96.1%			49	Safeway, Jo-Ann Fabrics, Ross Dress For Less, Big Lots, Planet Fitness, Big 5 Sporting Goods, Dollar Tree	$12.89
Eastgate Plaza	GRI	40%	WA	Seattle-Tacoma-Bellevue	85	34	100.0%			29	Safeway, Rite Aid	$30.80
Grand Ridge Plaza			WA	Seattle-Tacoma-Bellevue	331	331	98.3%			45	Safeway, Regal Cinemas, Dick's Sporting Goods, Marshalls, Ulta , Bevmo!	$25.63
Inglewood Plaza			WA	Seattle-Tacoma-Bellevue	17	17	100.0%				-	$44.40

Supplemental Information	37

Portfolio Summary Report By State

September 30, 2021

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
Klahanie Shopping Center			WA	Seattle-Tacoma-Bellevue	67	67	94.2%		40	40	(QFC)	$35.95
Melrose Market			WA	Seattle-Tacoma-Bellevue	21	21	87.2%				-	$35.12
Overlake Fashion Plaza	GRI	40%	WA	Seattle-Tacoma-Bellevue	87	35	100.0%		230	13	Marshalls, Bevmo!, Amazon Go Grocery	$28.79
Pine Lake Village			WA	Seattle-Tacoma-Bellevue	103	103	96.7%			41	Quality Food Centers, Rite Aid	$25.31
Roosevelt Square			WA	Seattle-Tacoma-Bellevue	150	150	96.0%			50	Whole Foods, Bartell, Guitar Center, LA Fitness	$26.66
Sammamish-Highlands			WA	Seattle-Tacoma-Bellevue	101	101	100.0%		55	67	Trader Joe's, (Safeway), Bartell Drugs	$36.44
Southcenter			WA	Seattle-Tacoma-Bellevue	58	58	90.4%		112		(Target)	$31.68
			WA		1,731	1,162	97.0%	97.0%	437	484		$28.11

Regency Centers Total					50,600	42,030	93.4%	93.7%	3,670	16,212		$23.07

(1)	Major Tenants are the grocery anchor and any tenant 10,000 square feet or greater. Retailers in parenthesis are a shadow anchor and not a part of the owned property.
(2)	Non-Same Property

Note: In-process developments are bolded and italicized.

C:	Co-investment Partnership with Oregon
GRI:	Co-investment Partnership with GRI
M:	Co-investment Partnership with Minority Partner
NYC:	Co-investment Partnership with NYCRF
O:	Other, single property co-investment Partnerships
RC:	Co-investment Partnership with CalSTRS

Supplemental Information	38

Components of Net Asset Value (NAV)

As of September 30, 2021

(unaudited and in thousands)

Real Estate - Operating
Operating Portfolio NOI Excluding Straight-line Rent and Above/Below Market Rent - Current Quarter
Wholly Owned NOI (page 5)	$195,240
Share of JV NOI (page 7)	$25,266
Less: Noncontrolling Interests (page 7)	$(1,908)

Retail Operating Properties Excluding In-Process Redevelopments
Quarterly Base Rent From Leases Signed But Not Yet Commenced	$5,161

Real Estate: In-Process Ground Up Developments and Redevelopments
In-Process Ground Up Development
REG's Estimated Net Project Costs (page 17)	$51,030
Stabilized Yield (page 17)	7%
Annualized Proforma Stabilized NOI	$3,531
% of Costs Incurred (page 17)	60%
Construction in Progress	$20,166

NOI from In-Process Ground Up Development - Current Quarter
In-place NOI from Current Year Ground Up Development Completions	$-
In-place NOI from In-Process Ground Up Developments	$140

In-Process Redevelopment Projects
REG's Estimated Net Project Costs (page 17)	$276,277
Stabilized Yield (page 17)	7%
Annualized Proforma Stabilized NOI	$20,205
% of Costs Incurred (page 17)	55%
Construction in Progress	$124,636

NOI from In-Process Redevelopment - Current Quarter
In-place NOI from Current Year Redevelopment Completions	$653
In-place NOI from In-Process Redevelopments	$682

Fee Income
Third-Party Management Fees and Commissions - Current Quarter (page 5) (1)	$6,082
Less: Share of JV's Total fee income - Current Quarter (page 7)	$(268)

Other Assets
Estimated Market Value of Land
Land held for sale or future development	$46,314
Outparcels at retail operating properties	12,940
101 7th Avenue at Book Value, Net	25,000
Total Estimated Market Value of Land	$84,254

Regency's Pro-Rata Share (page 3 & 6)
Cash and Cash Equivalents	$381,415
Tenant and other receivables, excluding Straight line rent receivables	$48,014
Other Assets, excluding Goodwill	$122,530

Liabilities

Regency's Pro-Rata Share (page 3 & 6)
Notes payable	$4,230,133
Accounts payable and other liabilities	$350,592
Tenants' security, escrow deposits	$56,174

Common Shares and Equivalents Outstanding
Common Shares and Equivalents Issued and Outstanding (page 1)	171,969

(1)	Excludes the non-recurring promote fee of $13.6 million received in the third quarter, associated with acquisition of the remaining 80% of the USAA joint venture

Supplemental Information	39

Supplemental Details of Lease Income (Pro Rata)

COVID-19 Related Disclosure

For the Three Months and Nine Months Ended September 30, 2021

(unaudited and in thousands)

For the Three Months Ended September 30, 2021

Composition of Lease Income	Total Pro Rata
Base rent	$215,610
Recoveries from tenants	69,066
Percentage Rent, Termination Fees , and Other Lease Income	6,138
Current Period Billings/Deferrals & Other Revenue	$290,814
Uncollectible Lease Income, net	10,395
Non-Cash Revenues (1)	15,625
Total Lease Income (see pages 5 & 7)	$316,834

Lease Income Accrual Reconciliation	Total Pro Rata
Collected - Billed Base Rent/Recoveries & Other Revenue (2)	$283,356
Uncollected - Base Rent/Recoveries - Accrual Basis	3,245
Uncollected - Base Rent/Recoveries - Cash Basis (3)	4,213
Current Period Billings/Deferrals & Other Revenue	$290,814
Uncollectible Lease Income - 2021 Billings (4)	1,590
Recovery of Prior Period 2020 Reserves, net (6)	8,805
Non-Cash Revenues (1)	15,625
Total Lease Income (see pages 5 & 7)	$316,834

Composition of Uncollectible Lease Income	Total Pro Rata
Uncollected - Base Rent/Recoveries - Cash Basis (3)	$(4,213)
Recovery of Prior Period 2021 (1Q-2Q) Reserves	5,803
Uncollectible Lease Income - 2021 Billings (4)	$1,590
Recovery of Prior Period 2020 Reserves, net (6)	8,805
Total Uncollectible Lease Income	$10,395

Current Period Deferred Rent	Total Pro Rata
Deferred Rent - Accrued	$71
Deferred Rent - Reserved	450
Total Deferrals (7)	$521

For the Nine Months Ended September 30, 2021

Composition of Lease Income	Total Pro Rata
Base rent	$642,017
Recoveries from tenants	216,929
Percentage Rent, Termination Fees , and Other Lease Income	19,173
Current Period Billings/Deferrals & Other Revenue	$878,119
Uncollectible Lease Income, net	19,685
Non-Cash Revenues (1)	30,720
Total Lease Income (see pages 5 & 7)	$928,524

Lease Income Accrual Reconciliation	Total Pro Rata
Collected - Billed Base Rent/Recoveries & Other Revenue (2)	$847,337
Uncollected - Base Rent/Recoveries - Accrual Basis	9,144
Uncollected - Base Rent/Recoveries - Cash Basis (5)	21,638
Current Period Billings/Deferrals & Other Revenue	$878,119
Uncollectible Lease Income - 2021 Billings (5)	(21,638)
Recovery of Prior Period 2020 Reserves, net (6)	41,323
Non-Cash Revenues (1)	30,720
Total Lease Income (see pages 5 & 7)	$928,524

Composition of Uncollectible Lease Income	Total Pro Rata
Uncollectible Lease Income - 2021 Billings (5)	$(21,638)
Recovery of Prior Period 2020 Reserves, net (6)	41,323
Total Uncollectible Lease Income	$19,685

Composition of Deferred Rent	Total Pro Rata
Deferred Rent - Accrued	$963
Deferred Rent - Reserved	4,199
Total Deferrals (7)	$5,162

(1)	Includes pro-rata share of straight line rent on lease income, net of uncollectible amounts, and above/below market rent amortization.
(2)	Unbilled recoveries are included in Other Revenues, and represent unbilled amounts for quarterly, semi-annual and annual payers of property expenses.
(3)	Represents Base Rent and Recoveries deemed uncollectible associated only with billings during the three months ended September 30, 2021.
(4)

Represents Base Rent and Recoveries deemed uncollectible associated with billings during the three months ended September 30, 2021, net of the collection of $5.8 million reserved during the six months ended June 30, 2021.

(5)	Represents Base Rent and Recoveries deemed uncollectible associated with billings during the nine months ended September 30, 2021.
(6)

Represents the collection of Base Rent and Recoveries previously reserved during the year ended December 31, 2020, net of 2020 Tenant Receivables associated with tenants converted to cash basis during the current period.

(7)	Contractual deferrals of rent and recoveries billed and recognized in the current period ended September 30, 2021.

Supplemental Information	40

Supplemental Details of Tenant and Other Receivables (Pro Rata)

COVID-19 Related Disclosure

As of September 30, 2021 and December 31, 2020

(in thousands)

	September 30, 2021	December 31, 2020

Tenant receivables	$89,780	$139,924
Less: Uncollectible tenant receivables	(62,110)	(94,731)
Net tenant receivables	$27,670	$45,193

Straight line rent receivables	150,177	141,580
Less: Uncollectible straight line rent receivables	(39,786)	(41,136)
Net Straight line rent receivables	$110,391	$100,444

Other receivables (1)	20,343	18,916
Total tenant and other receivables (See pages 3 and 6)	$158,404	$164,553

(1)	Other receivables includes construction receivables, insurance receivables and amounts due from real estate partnerships for Management, transaction and other fee income.

Uncollectible Tenant Receivables Balance Reconciliation

Uncollectible tenant receivables (12/31/20)	$(94,731)
YTD 2021 - Uncollectible Lease Income - 2021 Billings	(21,638)
YTD 2021 - Recovery of Prior Period 2020 Reserves	41,323
YTD 2021 - Write-offs and Abatements	12,936
Uncollectible tenant receivables (9/30/21)	$(62,110)

Supplemental Information	41

Earnings Guidance

September 30, 2021

(in thousands, except per share data)

		Current	Previous
	YTD Q3A	2021E	2021E

Net Income / Share	$1.72	$2.15 - $2.19	$1.95 - $2.03
NAREIT FFO / Share	$3.01	$3.93 - $3.97	$3.74 - $3.82
Core Operating Earnings / Share	$2.76	$3.64 - $3.68	$3.50 - $3.58

Same Property
Same property NOI growth without termination fees	16.4%	+15.5% to +16.5%	+13.5% to +15.5%

New Investments
Development and Redevelopment spend	$78,752	+/- $150,000	+/- $150,000

Acquisitions	$177,582	+/- $359,000	+/- $178,000
Cap rate (weighted average)	5.5%	+/- 5.1%	+/- 5.5%

Disposition Activity
Dispositions	$192,535	$193,000 - $279,000	+/- $200,000
Cap rate (weighted average) (1)	5.8%	5.0% - 5.5%	5.5% - 6.0%

Other
Net interest expense	$124,109	$165,500 - $166,500	$165,500 - $166,500
Net G&A expense	$55,815	$75,000 - $76,000	$77,000 - $79,000
Recurring third party fees & commissions	$32,615	$24,500 - $25,500	$24,500 - $25,500
Transaction income (JV promote)	$13,589	$13,589	+/- $13,000
Certain non-cash items (2)	$27,837	+/- $36,000	+/- $28,500

(1)	Average cap rate calculation excludes non-income producing properties of $48 million
(2)	Includes above and below market rent amortization and straight-line rents and amortization of mark-to-market debt adjustments

Forward-looking statements involve risks, uncertainties and assumptions.  Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements.  Please refer to the documents filed by Regency Center Corporation with the SEC, specifically the most recent reports on forms 10K and 10Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

Supplemental Information	42

Reconciliation of Net Income to Earnings Guidance

September 30, 2021

(per diluted share)

Nareit FFO and Core Operating Earnings Guidance:	Full Year 2021
	Low	High

Net income attributable to common stockholders	$2.15	2.19

Adjustments to reconcile net income to Nareit FFO:

Depreciation and amortization	1.95	1.95
Provision for impairment	0.06	0.06
Gain on sale of real estate	(0.23)	(0.23)
Exchangeable operating partnership units	0.00	0.00

Nareit Funds From Operations	$3.93	3.97

Adjustments to reconcile Nareit FFO to Core Operating Earnings:

Transaction income (JV promote)	(0.08)	(0.08)
Straight line rent, net	(0.07)	(0.07)
Above/below market rent amortization, net	(0.14)	(0.14)
Debt premium/discount amortization	0.00	0.00

Core Operating Earnings	$3.64	3.68

Supplemental Information	43

Glossary of Terms

September 30, 2021

Core Operating Earnings:  An additional performance measure used by Regency because the computation of Nareit FFO includes certain non-comparable items that affect the Company's period-over-period performance. Core Operating Earnings excludes from Nareit FFO: (i) transaction related income or expenses (ii) gains or losses from the early extinguishment of debt; (iii) certain non-cash components of earnings derived from above and below market rent amortization, straight-line rents, and amortization of mark-to-market of debt adjustments; and (iv) other amounts as they occur. The Company provides a reconciliation of Net Income Attributable to Common Stockholders to Nareit FFO to Core Operating Earnings.

Development Completion:  A Property in Development is deemed complete upon the earliest of: (i) 90% of total estimated net development costs have been incurred and percent leased equals or exceeds 95%, or (ii) the property features at least two years of anchor operations, or (iii) three years have passed since the start of construction. Once deemed complete, the property is termed a Retail Operating Property the following calendar year.

Fixed Charge Coverage Ratio:  Operating EBITDAre divided by the sum of the gross interest and scheduled mortgage principal paid to our lenders.

Nareit Funds From Operations (Nareit FFO):  Nareit FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“Nareit”) defines as net income, computed in accordance with GAAP, excluding gains on sales and impairments of real estate, net of tax, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.  Regency computes Nareit FFO for all periods presented in accordance with Nareit's definition.  Many companies use different depreciable lives and methods, and real estate values historically fluctuate with market conditions.  Since Nareit FFO excludes depreciation and amortization and gains on sale and impairments of real estate, it provides a performance measure that, when compared year over year, reflects the impact on operations from trends in percent leased, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, Nareit FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP; and, therefore, should not be considered a substitute measure of cash flows from operations. The Company provides a reconciliation of Net Income Attributable to Common Stockholders to Nareit FFO.

Net Operating Income (NOI):  The sum of base rent, percentage rent, recoveries from tenants, other lease income, and other property income, less operating and maintenance expenses, real estate taxes, ground rent, and uncollectible lease income.  NOI excludes straight-line rental income and expense, above and below market rent and ground rent amortization, tenant lease inducement amortization, and other fees. The Company also provides disclosure of NOI excluding termination fees, which excludes both termination fee income and expenses.

Non-Same Property:  During either calendar year period being compared, a property acquired, sold, a Property in Development, a Development Completion, or a property under, or being positioned for, significant redevelopment that distorts comparability between periods.  Non-retail properties and corporate activities, including the captive insurance program, are part of Non-Same Property.  Please refer to the footnote on Property Summary Report for Non-Same Property detail.

Operating EBITDAre:  Nareit EBITDAre is a measure of REIT performance, which the Nareit defines as net income, computed in accordance with GAAP, excluding (i) interest expense; (ii) income tax expense; (iii) depreciation and amortization; (iv) gains on sales of real estate; (v) impairments of real estate; and (vi) adjustments to reflect the Company’s share of unconsolidated partnerships and joint ventures. Operating EBITDAre excludes from Nareit EBITDAre certain non-cash components of earnings derived from above and below market rent amortization and straight-line rents. The Company provides a reconciliation of Net Income to Nareit EBITDAre to Operating EBITDAre.

Property In Development:   Properties in various stages of ground-up development.

Property In Redevelopment:   Retail Operating Properties under redevelopment or being positioned for redevelopment.  Unless otherwise indicated, a Property in Redevelopment is included in the Same Property pool.

Retail Operating Property:   Any retail property not termed a Property In Development. A retail property is any property where the majority of the income is generated from retail uses.

Same Property:   Retail Operating Properties that were owned and operated for the entirety of both calendar year periods being compared. This term excludes Property in Development, prior year Development Completions, and Non-Same Properties. Property in Redevelopment is included unless otherwise indicated.

Supplemental Information	44